UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DocGo Inc.

(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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685 Third Avenue, 9th Floor, New York, New York 10017

NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2025

To the Stockholders of DocGo Inc.:

DocGo Inc. (the “Company”) will hold its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, June 17, 2025 at 12:00 p.m. Eastern Time. The Annual Meeting will be a virtual meeting conducted exclusively online via live audio webcast at www.virtualshareholdermeeting.com/DCGO2025. The Annual Meeting will be held for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)    To elect the three Class I director nominees named in the accompanying Proxy Statement to serve for a three-year term until the 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier resignation, death, disqualification or removal;

(2)    To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers;

(3)    To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation regarding the waiver of corporate opportunities;

(4)    To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law;

(5)    To ratify the appointment of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and

(6)    To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors of the Company (the “Board”) has fixed April 21, 2025 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. As permitted by the U.S. Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials online under the SEC’s “notice and access” rules. As a result, unless stockholders previously requested electronic or paper delivery on an ongoing basis, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and our form of proxy card or voting instruction card (collectively, the “Proxy Materials”). The Notice contains instructions on how to access the Proxy Materials online. The Notice also contains instructions on how stockholders can receive a paper copy of our Proxy Materials. If you elect to receive a paper copy, our Proxy Materials will be mailed to you. This distribution process is more resource- and cost-efficient. The Notice was first mailed, and the Proxy Materials were first made available, to our stockholders on or about April 24, 2025.

All stockholders are cordially invited to attend our Annual Meeting, conducted virtually via live audio webcast at www.virtualshareholdermeeting.com/DCGO2025. Specifically, to attend the Annual Meeting, vote or submit questions during the Annual Meeting, stockholders of record will be required to visit the meeting website listed above and log in using their 16-digit control number included on their proxy card or Notice. Beneficial owners whose Notice or voting instruction form indicates that they may vote shares through the www.proxyvote.com website may access, attend/participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, beneficial owners should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting. When accessing our Annual Meeting, please allow ample time for online check-in, which will begin at 11:45 a.m. Eastern Time on Tuesday, June 17, 2025.

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the meeting chair or secretary will convene the meeting at 1:00 p.m. Eastern Time on the date specified above and at the Company’s address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair or secretary. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investors page of the Company’s website at https://ir.docgo.com/.

Your vote is important. Whether or not you expect to participate in the virtual Annual Meeting, please vote as promptly as possible in order to ensure your representation at the Annual Meeting. You may vote online; by telephone, in accordance with instructions on your proxy card or voting instruction form; or by using the proxy card or voting instruction form provided with the printed Proxy Materials.

By Order of the Board,

/s/ Stephen K. Klasko
Stephen K. Klasko, MD Chair of the Board New York, New York April 24, 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2025
The Notice & the Proxy Statement and the Annual Report are available at www.proxyvote.com.

Whether or not you expect to participate in the virtual Annual Meeting, please vote as promptly as possible in order to ensure your representation at the Annual Meeting. You may vote online; by telephone, in accordance with instructions on your proxy card or voting instruction form; or by using the proxy card or voting instruction form provided with the printed Proxy Materials.

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement (this “Proxy Statement”). This summary does not contain all the information you should consider in voting your shares of common stock. Please read the complete Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) carefully before voting.

About the Company

DocGo Inc. (“we,” “us,” “our” or the “Company”) is leading the proactive healthcare revolution with an innovative care delivery platform that includes mobile health services, remote patient monitoring and ambulance services. The Company is helping to reshape the traditional four-wall healthcare system by providing high quality, highly accessible care to patients where and when they need it. The Company’s proprietary technology and relationships with dedicated field staff of certified health professionals elevate the quality of patient care and drive business efficiencies for municipalities, hospital networks and health insurance providers. With Mobile Health, the Company empowers the full promise and potential of telehealth by facilitating healthcare treatment, in tandem with a remote advanced practice provider, in the comfort of a patient’s home or workplace. Together with the Company’s integrated Ambulnz medical transport services, the Company is bridging the gap between physical and virtual care.

Meeting Information

Date:	Tuesday, June 17, 2025
Time:	12:00 p.m. Eastern Time
Virtual Meeting:	www.virtualshareholdermeeting.com/DCGO2025
Record Date:	April 21, 2025

How to Vote

Your vote is important. You may vote your shares in advance of the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) via the Internet; by telephone, in accordance with instructions on your proxy card or voting instruction form; or by using the proxy card or voting instruction form provided with the printed Proxy Statement and Annual Report (collectively, the “Proxy Materials”); or during the meeting by attending and voting electronically. Please refer to the section “How Do I Vote?” in the section entitled “Questions and Answers About the Proxy Materials and Voting” for detailed voting instructions. If you vote via the Internet or by telephone or plan to vote electronically during the Annual Meeting, you do not need to mail in a proxy card.

REGISTERED AND BENEFICIAL STOCKHOLDERS

INTERNET	TELEPHONE	MAIL

To vote before the meeting, visit www.proxyvote.com. To vote at the meeting, visit www.virtualshareholdermeeting.com/DCGO2025. You will need the control number printed on your Notice of Internet Availability of Proxy Materials (“Notice”), proxy card or voting instruction form. If you are a beneficial owner and your Notice does not contain the control number, please contact your bank, broker or other nominee.

Dial toll-free (1-800-690-6903) or dial the telephone number on your voting instruction form. You will need to follow the instructions and use the control number printed on your proxy card or voting instruction form.

If you received a proxy card or voting instruction form by mail, send your completed and signed proxy card or voting instruction form using the enclosed postage-paid envelope.

We first began sending our stockholders the Notice and made our Proxy Materials available on or about April 24, 2025.

i

Voting Matters

PROPOSAL 1 Election of Class I Director Nominees Named in this Proxy Statement

To elect the three director nominees named in this Proxy Statement as Class I directors of the Company, to serve for a three-year term until the 2028 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier resignation, death, disqualification or removal.

	🗸	Our Board of Directors (our “Board”) unanimously recommends that you vote “FOR ALL” director nominees named in this Proxy Statement.

PROPOSAL 2 Say on Pay	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers (“NEOs”).
	🗸	Our Board unanimously recommends that you vote “FOR” the approval of the compensation of the Company’s NEOs.

PROPOSAL 3 Corporate Opportunity Amendment

To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) regarding the waiver of corporate opportunities (the “Corporate Opportunity Amendment”).

	🗸	Our Board unanimously recommends that you vote “FOR” the approval of the Corporate Opportunity Amendment.

PROPOSAL 4 Officer Exculpation Amendment	To approve an amendment to the Charter to limit the liability of certain officers as permitted by Delaware law (the “Officer Exculpation Amendment”).
	🗸	Our Board unanimously recommends that you vote “FOR” the approval of the Officer Exculpation Amendment.

PROPOSAL 5 Auditor Ratification	To ratify the appointment of Urish Popeck & Co., LLC (“Urish”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025.
🗸

Our Board unanimously recommends that you vote “FOR” the ratification of the appointment of Urish as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Information Regarding our Directors

Name	Age	Director Since	Class	Term Expires	Occupation	Independent	Committee Memberships and Board Leadership	Other Public Boards
Stephen K. Klasko, MD	71	2024	III	2027	Chair of the Board of the Company; advisor and board member in the healthcare industry	🗸	AC NCGC	Teleflex Incorporated
Lee Bienstock	41	2024	I	2025	Chief Executive Officer of the Company		None	None
Michael Burdiek	65	2021	III	2027

Former Chief Executive Officer and Director of the Company (then known as Motion Acquisition Corp., or “Motion”) prior to the Business Combination (as defined herein) and current board member and advisor to public and private technology growth companies

						🗸	AC*FE CC	Five9, Inc.
Vina Leite	56	2022	II	2026	Chief People Officer of GoodRx, Inc.	🗸	CC NCGC	Jamf Holding Corp.
Ira Smedra	76	2021	I	2025	Founder and President of the ARBA Group	🗸	AC CC* NCGC*	None
Ely D. Tendler	57	2021	I	2025	General Counsel and Secretary of the Company		None	None
James M. Travers	73	2021	II	2026	Former Chairman of Motion and former executive at technology and software companies	🗸	None	None

____________

AC: Audit and Compliance Committee

CC: Compensation Committee

NCGC: Nominating and Corporate Governance Committee

*: Committee Chair

FE: Audit Committee Financial Expert

LEGAL MATTERS

Forward-Looking Statements.    This Proxy Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”), including statements concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and others. All statements other than statements of historical fact included in this Proxy Statement are forward-looking statements. Although we believe that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements are subject to many risks and uncertainties, including the risk factors that we identify in our filings with the U.S. Securities and Exchange Commission (the “SEC”), and actual results may differ materially from the results discussed in such forward-looking statements. We undertake no duty to update publicly any forward-looking statement that we may make, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. In addition, our sustainability and social responsibility goals, if any, are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met.

Website References.    Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of this Proxy Statement.

CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our Board. Our Board has adopted a set of Principles of Corporate Governance as a framework for the governance of the Company, which is posted on our website located at https://ir.docgo.com/ under “Governance.”

Information Regarding Director Nominees and Continuing Directors

In accordance with our Amended and Restated Bylaws (as the same may be amended and/or restated from time to time, our “Bylaws”), the Board has fixed the number of directors constituting the Board at seven. Our Board is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently three Class I directors, who are up for election at this Annual Meeting for a three-year term expiring at the 2028 Annual Meeting of Stockholders; two Class II directors, whose terms expire at the 2026 Annual Meeting of Stockholders; and two Class III directors, whose terms expire at the 2027 Annual Meeting of Stockholders. Messrs. Smedra and Tendler were last elected by stockholders at the 2022 Annual Meeting of Stockholders, Ms. Leite and Mr. Travers were last elected by stockholders at the 2023 Annual Meeting of Stockholders, Mr. Burdiek was last elected by elected at the 2024 Annual Meeting of Stockholders, and Mr. Bienstock and Dr. Klasko were appointed as directors by the Board effective September 15, 2023 and October 1, 2024, respectively.

Biographical and other information regarding our director nominees and directors continuing in office, including the primary skills and experiences considered by our Nominating and Corporate Governance Committee in determining to recommend them as nominees, is set forth below.

Name	Class	Term Expires	Age (as of April 24, 2025)		Committee Membership
				Position	AC	CC	NCGC
Stephen K. Klasko, MD	Class III	2027	71	Independent Chair of the Board	M		M
Lee Bienstock	Class I	2025	41	Director, Chief Executive Officer
Michael Burdiek	Class III	2027	65	Independent Director	M*FE	M
Vina Leite	Class II	2026	56	Independent Director		M	M
Ira Smedra	Class I	2025	76	Independent Director	M	M*	M*
Ely D. Tendler	Class I	2025	57	Director, General Counsel and Secretary
James M. Travers	Class II	2026	73	Independent Director

__________

AC: Audit and Compliance Committee

CC: Compensation Committee

NCGC: Nominating and Corporate Governance Committee

*: Committee Chair

FE: Audit Committee Financial Expert

Class I Director Nominees Standing for Election at this Annual Meeting
Lee Bienstock	Age: 41	Director since: 2024	Committee(s): None
Background

Mr. Bienstock has served as a member of our Board since April 2024 and as our Chief Executive Officer since September 2023. Previously, he served as our Chief Operating Officer from March 2022 to September 2023 and as our President from January 2023 to September 2023. Prior to joining the Company, he served at Alphabet Inc. (Nasdaq: GOOGL), a multinational technology and internet services company, in a variety of roles from 2011 to 2022, including most recently as the Global Head of Business Development at Google Devices and Services from June 2019 to March 2022 and as the Head of Partnerships at Google Fiber from 2014 to 2019. Mr. Bienstock received his MBA from the Wharton School of Business at the University of Pennsylvania and his B.S. in Policy Analysis & Management with distinction from Cornell University.

Qualifications and Skills
Mr. Bienstock is qualified to serve on our Board because of his extensive leadership, operational and business experience and deep knowledge of the Company, its culture and its operations.

Ira Smedra	Age: 76	Director since: 2021	Committee(s): AC, CC*, NCGC*
Background

Mr. Smedra has served as a member of our Board since November 2021. Mr. Smedra founded and has served as President of the ARBA Group, a real estate investment company with a healthcare portfolio including more than 150 skilled nursing facilities located in eight states and two acute care hospitals, since April 1971. He previously served as a director of Ambulnz, Inc., a Delaware corporation (“Ambulnz”), from 2015 until the business combination with Motion Merger Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of Motion (“Business Combination”), which closed on November 5, 2021 (the “Closing Date”) and pursuant to which Motion changed its name to “DocGo Inc.” (the “Closing”). Mr. Smedra earned his B.A. in Psychology from the University of California, Los Angeles.

Qualifications and Skills
Mr. Smedra is qualified to serve on our Board because of his extensive experience in the healthcare industry.

Ely D. Tendler	Age: 57	Director since: 2021	Committee(s): None
Background

Mr. Tendler has served as a member of our Board and as our General Counsel and Secretary since November 2021. Mr. Tendler previously served as General Counsel of Ambulnz from 2015 and as a director since 2019, holding both positions until the Business Combination. Mr. Tendler also serves as Principal of Ely D. Tendler Strategic & Legal Services PLLC (“EDTSLS”), and has over 25 years of experience as an attorney, combining the law with extensive transactional, operational and managerial experience. In addition to the Company and his private practice, Mr. Tendler has held various senior legal and executive positions, including as Special Counsel and interim General Counsel for Oscar Insurance Corporation, an insurance company, from 2013 to 2017, Managing Member of the Olympia Group, a C-level advisory firm, from 2008 to 2018, and General Counsel and Chief Legal Officer for IDT Telecom and IDT Corporation (NYSE: IDT), a communications and payment services company, from 2003 to 2008. Previously, Mr. Tendler was an Associate at Kramer Levin Naftalis & Frankel LLP, a law firm, where he was involved with over $50 billion of mergers and acquisitions and securities offerings. He earned his J.D. from Yale Law School and his B.A. from Yeshiva University.

Qualifications and Skills
Mr. Tendler is qualified to serve on our Board because of his extensive senior corporate leadership and legal experience.

Class II Directors Continuing in Office
Vina Leite	Age: 56	Director since: 2022	Committee(s): CC, NCGC
Background

Ms. Leite has served as a member of our Board since November 2022. She has served as the Chief People Officer of GoodRx, Inc. (Nasdaq: GDRX), a publicly traded company that offers digital resources for healthcare, since 2022. From 2019 until 2022, Ms. Leite was the Chief People Officer at The Trade Desk (Nasdaq: TTD), a publicly traded technology company that empowers digital ad buyers to purchase data-driven digital advertising campaigns. From 2016 until 2019, Ms. Leite was the Chief People Officer of the cyber security firm Cylance Inc., where she led the company through rapid growth and succeeded in obtaining recognition for Cylance as one of the great places to work in Orange County, California. She left Cylance in 2019 when it was acquired by BlackBerry Limited. From 2014 to 2016, she was Senior Vice President and Chief Human Resource Officer at QLogic. Ms. Leite currently serves on the board of directors of Jamf Holding Corp. (Nasdaq: JAMF), a software company, and AHEAD, a privately-held company. Ms. Leite previously served on the board of Collectors Universe, Inc. until its take private acquisition in 2021. Ms. Leite is a member of the National Human Resources Association and the Society for Human Resources Management. Ms. Leite earned a bachelor’s degree in Management at Rhode Island College and a Master’s degree in Organizational Management from Capella University.

Qualifications and Skills
Ms. Leite is qualified to serve on our Board because of her leadership experience in human capital management at public companies.

James M. Travers	Age: 73	Director since: 2021	Committee(s): None
Background

Mr. Travers has served as a member of our Board since November 2021. He previously served as Chairman of the board of Motion from its formation in August 2020 until the Business Combination. Mr. Travers served as Chairman of the board of Fleetmatics Group PLC, a then-public company and global provider of mobile workforce solutions for service-based businesses of all sizes delivered as software-as-a-service, from 2013 to 2016 and served as its Chief Executive Officer from 2006 to 2016, where he was responsible for the company’s global operations and strategic direction. Prior to joining Fleetmatics, he served as Senior Vice President of the Americas of GEAC Computer Corporation Limited, a then-public software company, where he helped grow the company through a series of successful acquisitions in addition to delivering strong organic revenue growth. Prior to that, Mr. Travers served as Chief Executive Officer and Chief Operating Officer of Harbinger Corporation, a then-public company and leading provider of e-commerce software and services. Mr. Travers previously held senior level positions in sales, marketing and general management at Texas Instruments Inc. (Nasdaq: TXN), a semiconductor company. Mr. Travers earned his Business Administration degree from East Stroudsburg University of Pennsylvania.

Qualifications and Skills

Mr. Travers is qualified to serve on our Board because of his approximately 30 years of industry experience leading multinational companies selling and marketing high technology products and services and his diverse experience successfully building high growth companies in the public and private sectors.

Class III Directors Continuing in Office
Stephen K. Klasko, MD Chair of the Board	Age: 71	Director since: 2024	Committee(s): AC, NCGC
Background

Dr. Klasko has served as a member of our Board and as Chair of the Board since October 2024. He has served on the Board of Directors of Teleflex Incorporated (NYSE:TFX), a global provider of medical technology products, since 2008, where he also currently serves as independent Lead Director and chair of the nominating and governance committee. Since March 2021, he has served as Chief Medical Officer at Abundant Venture Partners, a collaboration platform built to accelerate the rapid adoption of technology in healthcare, and since February 2022, he has also served as an advisor to General Catalyst, a venture capital firm focused on early stage and growth investments. He previously served as President and CEO of Thomas Jefferson University and Jefferson Health, a multi-state non-profit health system, from September 2013 until his retirement in December 2021. From 2004 to 2013, Dr. Klasko served as the Dean of the Morsani College of Medicine at the University of South Florida. From 2009 to 2013, he also served as the Chief Executive Officer of USF Health, which encompasses the University of South Florida’s colleges of medicine, nursing, pharmacy and public health as well as USF Physicians Group. Prior to that, from 2000 to 2004, Dr. Klasko served as Dean of the Drexel University College of Medicine and CEO of Drexel University Physicians. Dr. Klasko received his undergraduate degree from Lehigh University, his MD from Hahnemann University College of Medicine and his MBA from the Wharton School of the University of Pennsylvania.

Qualifications and Skills
Dr. Klasko is qualified to serve on our Board because of his extensive leadership and business experience, deep healthcare industry expertise and strategic vision.

Michael Burdiek	Age: 65	Director since: 2021	Committee(s): AC*FE, CC
Background

Mr. Burdiek has served as a member of our Board since November 2021. He previously served as Motion’s Chief Executive Officer and as a member of its board of directors from its formation in August 2020 until the Business Combination. Mr. Burdiek served as President, Chief Executive Officer and director of CalAmp (Nasdaq: CAMP) from 2011 to March 2020. Prior to joining CalAmp, Mr. Burdiek served as President and Chief Executive Officer of Telenetics Corporation, a manufacturer of data communications products. Earlier in his career, Mr. Burdiek held a variety of technical and executive management roles at Comarco, Inc., a provider of test solutions to the wireless industry. Mr. Burdiek began his career as a design engineer with Hughes Aircraft Company. He currently serves as a member of the board of directors of Five9, Inc. (Nasdaq: FIVN), a SaaS cloud-based contact center software company, and IntelliShift, a provider of SaaS mobility management solutions. Mr. Burdiek earned his B.S. in Electrical Engineering from Kansas State University and his MBA and M.S. in Electrical Engineering from California State University, Fullerton.

Qualifications and Skills
Mr. Burdiek is qualified to serve on our Board because of his extensive experience leading software and technology companies.

Board Composition

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for, among other things, overseeing succession planning for directors and building a qualified board to oversee management’s execution of the Company’s strategy and safeguard the long-term interests of stockholders. In this regard, the committee is charged with developing and recommending Board membership criteria to the Board for approval; evaluating the composition of the Board annually to assess the skills and experience that are currently represented on the Board and the skills and experience that the Board may find valuable in the future; and identifying, evaluating and recommending potential director candidates.

In identifying potential candidates for Board membership, the Nominating and Corporate Governance Committee considers recommendations from directors, stockholders, management and others, including, from time to time, third-party search firms to assist it in locating qualified candidates. Once potential director candidates are identified, the committee, with the assistance of management, undertakes a vetting process that considers each candidate’s background, independence and fit with the Board’s priorities. As part of this vetting process, the committee, as well as other members of the Board and the Chief Executive Officer, may conduct interviews with the candidates. If the committee determines that a potential candidate meets the needs of the Board and has the desired qualifications, it recommends the candidate to the full Board for appointment or nomination and to the stockholders for election at the annual meeting.

Board Composition and Membership Criteria

In assessing potential candidates for Board membership and in assessing Board composition, the Nominating and Corporate Governance Committee considers a wide range of factors and generally seeks to balance the following skills, experiences and backgrounds on the Board:

•        Industry Knowledge:    Experience within the healthcare industry, particularly in healthcare transportation and mobile healthcare services.

•        Financial Expertise:    Experience or expertise in finance, accounting, investment analysis, financial reporting processes and capital markets.

•        Leadership Experience:    Leadership roles at various organizations, including driving strategy execution, organizational growth and managing human capital.

In addition, the committee generally believes it is important for all Board members to possess the highest personal and professional ethics, integrity and values, an inquisitive and objective perspective, a sense for priorities and balance, the ability and willingness to devote sufficient time and attention to Board matters and a willingness to represent the long-term interests of all our stockholders.

The Board and the Nominating and Corporate Governance Committee also actively seek to achieve a diversity of occupational and personal backgrounds on the Board, as well as diversity of perspectives, viewpoints and experiences. The Nominating and Corporate Governance Committee assesses its effectiveness in balancing these considerations in connection with its annual evaluation of the composition of the Board. As of the date of the filing of this Proxy Statement, six of the directors serving on the Board self-identify as white and male, and one of the directors serving on the Board self-identifies as Black and female.

Stockholder Recommendations for Directors

It is the Nominating and Corporate Governance Committee’s policy to consider written recommendations from stockholders for nominees for director. The committee considers nominees recommended by our stockholders in the same manner as a nominee recommended by our Board members or management. Any such recommendations should be submitted to the committee as described in the section titled “— Other Corporate Governance Practices and Policies — Communications with the Board” below and should include the following information: (i) all information about the nominee that is required to be disclosed pursuant to Regulation 14A of the Exchange Act; (ii) such person’s written consent to serving as a director, if elected, for the full term for which such person is standing for election; (iii) the name(s) and address(es) for each stockholder of record and beneficial owner of shares of common stock held in “street name” making the nomination and the number of shares of common stock that are owned beneficially and of record by each such stockholder and beneficial owner of shares of common stock held in “street name”; and (iv) such stockholder’s representation that he or she (or a qualified representative) intends to appear at the meeting to make such nomination.

Board Leadership Structure

We do not have a policy regarding whether the roles of the Chair of the Board and Chief Executive Officer should be separate or combined. Our Board believes that there is no single, generally accepted board leadership structure that is appropriate across all circumstances, and that the right structure may vary as circumstances change. As such, the Board periodically reviews its leadership structure to evaluate whether the structure remains appropriate for the Company, and may modify this structure from time to time as and when appropriate to best address the Company’s unique circumstances and advance the best interests of all stockholders.

Currently, the roles of Chair of the Board and Chief Executive Officer are separate. Our Board believes this is the appropriate board leadership structure for us at this time. Separating the roles of the Chair of the Board and Chief Executive Officer enables our Chair to focus on leading the Board in carrying out its oversight and corporate governance responsibilities and our Chief Executive Officer to focus on leading the Company’s business and executing on its strategy, plans and initiatives. At any time when the Chair of the Board is not independent or there is not a Chair of the Board, the independent directors of the Board may designate an independent director to serve as Lead Independent Director.

The Board believes that its programs for overseeing risk, as described in the “Board Risk Oversight” section below, would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.

Executive Sessions

The independent directors generally have the opportunity to meet in executive sessions without management present at every regular Board meeting. The purpose of these executive sessions is to encourage and enhance communication among independent directors. Dr. Klasko, our independent Chair of the Board, presides at executive sessions of independent directors.

Director Independence

Nasdaq listing rules require a majority of a listed company’s board of directors to be comprised of independent directors who, in the opinion of the board of directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees must be independent, and audit and compensation committee members must satisfy additional independence criteria under the Exchange Act.

Our Board undertakes a review of its composition and the independence of each director annually. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including the beneficial ownership of our capital stock by each non-employee director, our Board has determined that each of Messrs. Burdiek, Klasko, Smedra and Travers and Ms. Leite qualifies as an “independent director” as defined by the Nasdaq listing rules. Steven Katz, who stepped down as a director and our independent Chair of the Board effective October 1, 2024, was also deemed an “independent director” as defined by Nasdaq listing rules during the period he served on the Board. Stanley Vashovsky, who retired and stepped down as a director and our Chair of the Board effective March 31, 2024, was not deemed to be independent under Nasdaq listing rules during the period he served on the Board because he is the founder of the Company and formerly served as its Chief Executive Officer. Messrs. Bienstock and Tendler are not deemed to be independent under Nasdaq listing rules by virtue of their respective roles as officers of the Company.

In addition, our Board has determined that each of the directors currently serving on the Audit and Compliance Committee (Messrs. Burdiek, Klasko and Smedra) and the Compensation Committee (Messrs. Burdiek and Smedra and Ms. Leite) satisfy the heightened independence standards for audit committees and compensation committees, as applicable, established by the SEC and Nasdaq listing rules.

Board Committees

Our Board has a separately designated Audit and Compliance Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which is comprised solely of independent directors as required under the applicable Nasdaq listing rules and, if applicable, SEC rules, with the membership and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees is empowered to retain outside advisors as it deems appropriate, regularly reports its activities to the full Board and has a written charter, which is reviewed on an annual basis and posted on our website located at https://ir.docgo.com/ under “Governance.”

Name	Audit and Compliance Committee	Compensation Committee	Nominating and Corporate Governance Committee
Lee Bienstock
Michael Burdiek	Chair	Member
Stephen K. Klasko, MD	Member		Member
Vina Leite		Member	Member
Ira Smedra	Member	Chair	Chair
Ely D. Tendler
James M. Travers
# of Meetings in 2024	7	7	3

Audit and Compliance Committee.    The primary responsibility of our Audit and Compliance Committee is to exercise financial oversight on behalf of the Board. The Company’s management team is responsible for preparing financial statements, and the Company’s independent auditor is responsible for auditing those financial statements. The Audit and Compliance Committee is directly responsible for the selection, engagement, compensation, retention and oversight of the Company’s independent auditor. The Audit and Compliance Committee is also responsible for reviewing any proposed related person transactions, reviewing and monitoring compliance with our Code of Business Conduct and Ethics (the “Code”) and overseeing the Company’s compliance with ethical, legal and regulatory requirements. In addition, our Board has designated the Audit and Compliance Committee to oversee cybersecurity risks and receives quarterly reports from our Chief Information Security Officer.

Mr. Burdiek qualifies as an “audit committee financial expert,” as that term is defined in the rules and regulations established by the SEC, and all members of the Audit and Compliance Committee are financially literate in that each of them is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and statement of cash flows, as required under the Nasdaq listing rules.

Compensation Committee.    The primary responsibilities of our Compensation Committee are to oversee the Company’s overall compensation philosophy, policies and programs; recommend to the Board our Chief Executive Officer’s compensation level; approve the compensation payable to our other executive officers; periodically review the form and amount of compensation paid to non-executive directors for their service on the Board and its committees and recommend changes in compensation to the Board as appropriate; and approve equity awards and administer the Company’s equity compensation plans.

The Compensation Committee may delegate its authority to one or more subcommittees or to one member of the committee. The Compensation Committee may also delegate authority to review and approve the compensation of our employees to certain of our executive officers. The Compensation Committee has the authority to engage outside advisors, such as compensation consultants, to assist it in carrying out its responsibilities. The Compensation Committee has engaged Compensia, Inc. (“Compensia”) since 2021 to provide data analysis and related support regarding the amount and form of executive and non-employee director compensation.

Nominating and Corporate Governance Committee.    The primary responsibilities of our Nominating and Corporate Governance Committee are to assist the Board in identifying and recommending individuals qualified to become members of the Board. The Nominating and Corporate Governance Committee is also responsible for evaluating the composition, size and governance of the Board and its committees; establishing a policy for considering stockholder nominees; and reviewing the Principles of Corporate Governance and making recommendations to the

Board regarding possible changes. The Nominating and Corporate Governance Committee oversees and makes recommendations to the Board regarding sustainability matters relevant to the Company’s business, including Company policies, activities and opportunities.

Board Risk Oversight

We believe that risk management is an important part of establishing and executing on the Company’s business strategy. Our Board, as a whole and at the committee level, focuses its oversight on the most significant risks facing the Company and its processes to identify, prioritize, assess, manage and mitigate those risks. The committees oversee specific risks within their purview, as follows:

•        The Audit and Compliance Committee has overall responsibility for overseeing the Company’s practices with respect to risk assessment and management. Additionally, the committee is responsible for overseeing management of risks related to our financial statements and financial reporting processes, compliance, information technology and cybersecurity.

•        The Compensation Committee is responsible for overseeing management of risks related to our compensation programs, policies and practices.

•        The Nominating and Corporate Governance Committee is responsible for overseeing management of risks related to director succession planning and corporate governance.

Our Board and its committees receive regular reports from the Company’s Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer, Chief Information Security Officer and other senior leaders on areas of material risk to the Company, including strategic, operational, financial, legal and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on the Company.

Other Corporate Governance Practices and Policies

Director Attendance

The Board met 11 times during the year ended December 31, 2024. During 2024, each member of the Board attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served during the period in which he or she was on the Board or committee.

Directors are expected to attend the Annual Meeting of Stockholders absent unusual circumstances. Each director then serving on the Board attended the 2024 Annual Meeting of Stockholders.

Communications with the Board

Stockholders and other interested parties may communicate with our Board or a particular director, including the Chair of the Board, by sending a letter addressed to the Board or a particular director to our Corporate Secretary at the address set forth on the first page of this Proxy Statement. These communications will be compiled and reviewed by our Corporate Secretary, who will determine whether the communication is appropriate for presentation to the Board or the particular director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and harassing communications).

Code of Conduct

Our Board has adopted a Code of Business Conduct and Ethics that establishes the standards of ethical conduct applicable to all our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. It addresses, among other matters, compliance with laws and policies, conflicts of interest, corporate opportunities, regulatory reporting, external communications, confidentiality requirements, insider trading, proper use of assets and how to report compliance concerns. A copy of the Code is available on our website located at https://ir.docgo.com/, under “Governance.” We intend to disclose any future amendments to the Code, and waivers of the Code granted to executive officers and directors, on our website, within four business days following the date of the amendment or waiver, as and to the extent required under the SEC and Nasdaq rules.

Insider Trading Policies and Procedures; Anti-Hedging

Our Board has adopted an Insider Trading Policy (the “Insider Trading Policy”) governing the purchase, sale and other disposition of our securities that applies to our directors, officers, employees, consultants, contractors and other covered persons, as well as the Company itself. We believe that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. The Insider Trading Policy prohibits, among other things, covered persons from engaging in transactions in Company securities while in possession of material non-public information about the Company. In addition, covered persons are prohibited from trading in Company securities during various times throughout the year, and certain individuals must receive pre-clearance from our legal department prior to effecting any transaction in Company securities. The Insider Trading Policy also prohibits our employees, officers, directors, consultants and contractors and their family members and controlled entities (as defined in the Insider Trading Policy) from engaging in (a) short-term trading; (b) short sales; (c) transactions involving publicly traded options or other derivatives, such as trading in puts or calls with respect to Company securities; and (d) all hedging transactions. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to the Annual Report.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee (i) has at any time during the prior three years been one of our officers or employees or (ii) had any relationship with the Company during fiscal year 2024 requiring disclosure under Item 404 of Regulation S-K. In addition, none of our executive officers currently serves, or in the past fiscal year has served, as a member of the board or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

DIRECTOR COMPENSATION

Non-Executive Director Compensation

The Compensation Committee reviews our director compensation program on an annual basis. In December 2023, the Compensation Committee, in consultation with Compensia, reviewed our 2024 standard compensation program for non-executive directors, which consisted of the following:

•        for the initial year of service, a one-time grant of stock options for any newly appointed non-executive directors with a value of approximately $320,000, subject to ratable vesting over a three-year period; and

•        for each year after the initial year of service, a restricted stock unit (“RSU”) grant to each non-executive director with a value of approximately $170,000, subject to one-year “cliff” vesting.

In March 2024, the Compensation Committee also recommended, and the Board approved, the following annual cash retainers for Steven Katz for 2024: (i) $76,300 for service on our Board; (ii) $24,700 for service as chair of the Audit and Compliance Committee; (iii) $7,500 for service on the Compensation Committee; (iv) $5,000 for service on the Nominating and Corporate Governance Committee; (v) $15,000 for service as Lead Independent Director; and (vi) $50,000 for service as non-executive Chair of the Board. In 2024, Mr. Katz served on our Board and on various committees until October 1, including as Lead Independent Director from January 1 through March 31 and as non-executive Chair of the Board from April 1 through October 1. The above amounts were pro-rated based on the periods he served in each such role.

In connection with Dr. Klasko’s appointment as non-executive Chair of the Board effective October 1, 2024, the Board approved the following compensation for Dr. Klasko’s first year of service in lieu of participation in the Company’s standard non-executive director compensation program described above: (i) an aggregate of 204,082 options, subject to one-year “cliff” vesting, with an aggregate grant date fair value of approximately $500,000, under the DocGo Inc. 2021 Stock Incentive Plan (the “2021 Plan”); and (ii) $300,000 as an annual cash retainer.

In December 2024, the Compensation Committee, in consultation with Compensia, reviewed and recommended, and the Board approved, certain updates to our standard non-executive director compensation program as set forth below under “2025 Director Compensation Changes.” In accordance with such updated program, each non-executive director serving on such date other than Dr. Klasko was granted 34,965 RSUs under the 2021 Plan on December 13, 2024, which vest on the first anniversary thereof.

Mr. Vashovsky Consulting Agreement

On March 7, 2024, in anticipation of Mr. Vashovsky stepping down as a director and Chair of the Board effective March 31, 2024, the Company and Mr. Vashovsky entered into a separation and consulting agreement, pursuant to which Mr. Vashovsky continued to serve as a consultant to the Company until March 31, 2025 to provide advisory services as requested from time to time by the Company’s executive officers or the Board and assist with maintaining the Company’s existing customer and investor relationships. As consideration for his services, Mr. Vashovsky received a quarterly equity award of fully vested restricted stock having a grant date fair value of approximately $35,000 and Company-subsidized healthcare coverage.

Mr. Katz Consulting Agreement

On September 27, 2024, in anticipation of Mr. Katz stepping down as a director and Chair of the Board effective October 1, 2024, the Company and Mr. Katz entered into a transition consulting agreement, pursuant to which Mr. Katz continued to serve as a consultant to the Company until December 31, 2024 to provide transition advisory services relating to the Board and its committees as requested from time to time by the Company’s executive officers or the Board. As consideration for his services, Mr. Katz received consulting fees in the amount of (i) $2,500 per month plus (ii) $400 for each hour of services rendered in excess of five hours during each month.

2024 Director Compensation Table

The table below sets forth the cash and other compensation earned by the non-executive directors of our Company during the fiscal year ended December 31, 2024. For more information regarding the compensation earned by Messrs. Bienstock and Tendler, who were named executive officers of the Company during fiscal year 2024, see “Executive Compensation” below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Michael Burdiek	—	150,000		—	—		150,000
Steven Katz(3)	112,938	—		—	7,500	(4)	120,438
Stephen K. Klasko, MD(3)	75,000	—		500,000	—		575,000
Vina Leite	—	150,000		—	—		150,000
Ira Smedra	—	150,000		—	—		150,000
James M. Travers	—	150,000		—	—		150,000
Stanley Vashovsky(3)	—	184,497	(5)	—	38,669	(6)	223,166

____________

(1)      Amounts reported in this column represent the aggregate grant date fair value of RSUs and fully vested stock granted during 2024, calculated in accordance with FASB ASC Topic 718 based on: (i) for each non-executive director other than Mr. Vashovsky, a per share price of $4.29, the closing price of our common stock on December 13, 2024, the grant date of the RSUs; and (ii) for Mr. Vashovsky, a per share price of (x) $3.66, the closing price of our common stock on March 15, 2024, with respect to 21,721 shares granted on such date; (y) $3.52, the closing price of our common stock on August 19, 2024, with respect to 19,886 shares granted on such date; and (z) $4.18, the closing price of our common stock on November 14, 2024, with respect to 8,373 shares granted on such date. As of December 31, 2024, each non-executive director serving as of such date other than Dr. Klasko held 34,965 RSUs, and Dr. Klasko did not hold any RSUs.

(2)      Amounts reported in this column represent the aggregate grant date fair value of stock options granted during 2024, calculated in accordance with FASB ASC Topic 718. For additional information regarding the assumptions underlying this calculation, please see Note 15 to our consolidated financial statements for the fiscal year ended December 31, 2024 contained in the Annual Report. As of December 31, 2024, the non-executive directors serving as of such date held the following outstanding stock options: (i) for Mr. Burdiek, 79,208 options; (ii) for Dr. Klasko, 204,082 options; (iii) for Ms. Leite, 81,425 options; (iv) for Mr. Smedra, 79,208 options; and (v) for Mr. Travers, 79,208 options.

(3)      Effective as of March 31, 2024, Mr. Vashovsky retired and stepped down as a director and Chair of the Board, and Mr. Katz was appointed as Chair of the Board. Effective as of October 1, 2024, Mr. Katz stepped down as a director and Chair of the Board, and Dr. Klasko was appointed as a director and Chair of the Board.

(4)      Represents amounts paid under the consulting agreement entered into on September 27, 2024, by and between the Company and Mr. Katz. See “— Mr. Katz Consulting Agreement” above.

(5)      Represents (i) an equity award having a grant date fair value of approximately $79,499 for Mr. Vashovsky’s service as non-executive Chair of the Board from January 1, 2024 through March 31, 2024 and (ii) equity awards having an aggregate grant date fair value of approximately $104,998 granted pursuant to the consulting agreement entered into on March 7, 2024, by and between the Company and Mr. Vashovsky. See “— Mr. Vashovsky Consulting Agreement” above.

(6)      Represents premiums for healthcare coverage paid on behalf of Mr. Vashovsky.

2025 Non-Executive Director Compensation Changes

In December 2024, the Compensation Committee, in consultation with Compensia, recommended and the Board approved an updated standard compensation program for our non-executive directors consisting of the following:

Annual Cash Retainer	$55,000
Annual Equity Grant	$150,000 in RSUs “cliff” vesting after one year; if applicable, a director’s first annual grant will be pro-rated based on his or her partial year of service
Initial Equity Grant	As determined by the Compensation Committee, up to $300,000 (2x the value of the annual equity grant) in options, vesting annually over three years
Annual Committee Cash Retainers	Committee	Chair	Member
	Audit and Compliance Committee	$22,500	$11,250
	Compensation Committee	$20,000	$10,000
	Nominating and Corporate Governance Committee	$10,000	$5,000
Non-Executive Chair	$50,000 additional annual cash retainer
Lead Independent Director	$25,000 additional annual cash retainer

Stock Ownership Guidelines

In February 2025, to further promote the alignment of the interests of the Company’s non-executive directors and officers with the interests of the Company’s stockholders, the Board, upon recommendation of the Compensation Committee, adopted stock ownership guidelines applicable to the Company’s non-executive directors and officers. Under these guidelines, each non-executive director is required, within five years of appointment to the Board, to own shares having a value of at least five times the annual cash retainer fee.

In determining each director’s ownership level, the Company counts: (i) shares of common stock owned outright; (ii) shares of common stock owned by an immediate family member residing in the same household or held in a trust for the benefit of such individual; (iii) shares of common stock held in a 401(k) plan account, other tax qualified benefit plan or non-qualified deferred compensation plan; and (iv) shares underlying all outstanding Company equity awards (whether vested or unvested) other than (x) unexercised stock options and (y) unearned performance-based awards.

As of the date of filing of this Proxy Statement, each non-executive director was in compliance, or on track to comply, with these guidelines.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Nominating and Corporate Governance Committee has recommended, and our Board has approved, Lee Bienstock, Ira Smedra and Ely D. Tendler as nominees for election as Class I directors at the Annual Meeting. If elected at the Annual Meeting, each nominee will serve until the 2028 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, retirement, disqualification or removal. Information concerning these nominees and other continuing directors appears under “Corporate Governance — Information Regarding Director Nominees and Continuing Directors” above.

Each of our director nominees has indicated that he is willing and able to serve as a director. However, if any of them becomes unable or, for good cause, unwilling to serve, proxies may be voted for the election of such other person as shall be designated by our Board, or the Board may decrease the size of the Board or leave a vacancy.

Vote Required

A nominee will be elected as a director at the Annual Meeting if the nominee receives a plurality of the votes cast “FOR” his election. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Broker non-votes, if any, and votes that are withheld will not be counted as votes cast on Proposal 1 and will have no effect on the outcome of the election. Stockholders do not have cumulative voting rights for the election of directors.

Board Recommendation

The Board recommends a vote “FOR ALL” Class I director nominees set forth above.

EXECUTIVE OFFICERS

Biographical and other information regarding our executive officers is set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age (as of April 24, 2025)	Position
Lee Bienstock(1)	41	Chief Executive Officer
Norman Rosenberg	55	Chief Financial Officer and Treasurer
Stephen Sugrue	53	Chief Compliance Officer
Ely D. Tendler(1)	57	Director, General Counsel and Secretary

____________

(1)      For the biographical information of Messrs. Bienstock and Tendler, see “Corporate Governance — Information Regarding Director Nominees and Continuing Directors” above.

Norman Rosenberg.    Mr. Rosenberg has served as our Chief Financial Officer since January 2023 and our Treasurer since September 2023. He has also served as the Chief Financial Officer of Ambulnz Holdings, LLC since January 2020. From January 2015 to December 2019, Mr. Rosenberg served in a variety of roles at AmTrust Financial, Inc., an insurance company, including as President of the Direct-to-Consumer Division and Chief Financial Officer of AmTrust’s global fee companies. He previously served as Chief Financial Officer of KDDI Global, a telecommunications company and a division of Japan’s KDDI Corporation, from March 2009 to December 2014, as Chief Financial Officer of the Americas for the Marsh, Inc., an insurance company and a division of Marsh & McLennan Companies, from August 2007 to October 2008, and as Chief Financial Officer of IDT Telecom (NYSE: IDT), a telecommunications company, from April 2001 to July 2007. Mr. Rosenberg also previously served as Vice President of Capital Markets at IDT Telecom from October 1999 to March 2001. From 1995 to 1999, Mr. Rosenberg worked as an equity analyst for Standard & Poor’s Corporation. Mr. Rosenberg earned his M.S. in Business from Johns Hopkins University and he is a Chartered Financial Analyst.

Stephen Sugrue.    Mr. Sugrue has served as our Chief Compliance Officer since March 2022, a role in which he is responsible for the oversight of the Company’s compliance and ethics functions. Previously, from January 2021 to March 2022, Mr. Sugrue served as our Vice President of Compliance and Counsel. He came to the Company from Garnet Health, a medical center, where he served in various compliance roles from July 2007 to January 2021, including as Chief Compliance Officer and Counsel. From November 2005 to July 2007, he worked at St. Vincent’s Midtown Hospital, a hospital in New York City, where he was Associate General Counsel and Compliance Officer. Mr. Sugrue has also worked as an attorney at several healthcare litigation firms and in the Office of the New York State Attorney General. He has a clinical background, is a registered nurse and certified emergency nurse, and has previously worked as an EMT, paramedic, Director of Operations for a large ambulance company and as a hospital critical care registered nurse. He serves on the Board of Directors for the American Institute of Healthcare Compliance and volunteers as a New York State EMT/paramedic and firefighter. Mr. Sugrue received his law degree and Health Law & Policy Certificate from the Pace University School of Law.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) for the year ended December 31, 2024 with management of the Company. Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

This report is provided by the following directors, who serve on the Compensation Committee:

Ira Smedra (Chair)
Michael Burdiek
Vina Leite

Compensation Discussion and Analysis

Named Executive Officers

This CD&A provides an overview of our executive compensation program for our NEOs during 2024, other than Mr. Tendler. Mr. Tendler is compensated for his services to the Company as General Counsel and Secretary through EDTSLS, a law firm owned by Mr. Tendler, pursuant to an engagement agreement as described under “Narrative Disclosure to 2024 Summary Compensation Table and 2024 Grants of Plan-Based Awards Table — Agreement with Mr. Tendler” below, and also receives equity awards as described under “— Elements of Executive Compensation — Long-Term Incentive Compensation” below.

Our NEOs for 2024, who appear in the “2024 Summary Compensation Table,” are as follows:

Named Executive Officer	Title
Lee Bienstock	Chief Executive Officer and Director
Norman Rosenberg	Chief Financial Officer and Treasurer
Stephen Sugrue	Chief Compliance Officer
Ely D. Tendler	General Counsel, Secretary and Director

Executive Compensation Highlights and Best Practices

•        Our executive compensation program is designed to pay for performance and includes elements that address both short-term and long-term performance.

•        Equity granted to our NEOs under our long-term incentive compensation program (our “LTI program”) consists of 50% time-based awards and 50% performance-based awards.

•        The annual incentive bonus program for our NEOs is based on the Company’s achievement of revenue and adjusted EBITDA goals.

•        For the December 2024 grants to our NEOs under our 2025 LTI program, the relevant metric for the performance-based component is the Company’s total stockholder return (“TSR”) relative to the TSR of the constituents of the Nasdaq Health Care Index.

•        Although the performance-based component of the December 2024 grants to our NEOs under our 2025 LTI program will be evaluated using three overlapping performance periods (1/3 over a one-year period, 1/3 over a two-year period and 1/3 over a three-year period), the Compensation Committee intends to transition to a single three-year performance period in the future.

•        Our Board’s current policy is to hold an advisory “say-on-pay” vote on an annual basis.

•        Our Board of directors has adopted stock ownership guidelines applicable to each of our executive officers and non-executive directors.

2024 Say-on-Pay Vote and 2025 Executive Compensation Program Changes

At the Company’s 2024 Annual Meeting of Stockholders, approximately 72.4% of our stockholders who cast votes voted in favor of our “say-on-pay” advisory vote to approve our NEO compensation. In determining our compensation practices for 2025, the Compensation Committee was mindful of the results of such vote and continued to refine the design of our executive compensation program in consultation with Compensia to provide deeper accountability and drive performance.

In consideration of these results, the Compensation Committee incorporated a relative TSR measure into the performance stock units (“PSUs”) granted in December 2024 under our 2025 LTI Program, replacing revenue as used in the 2024 LTI Program and creating more diversity amongst the performance goals utilized in our executive compensation program. In addition, the PSUs for the 2025 LTI Program are based on three overlapping performance periods (1/3 over a one-year period, 1/3 over a two-year period and 1/3 over a three-year period). For more information regarding the 2025 LTI Program, see “— Elements of Executive Compensation — Long-Term Incentive Compensation.” The Compensation Committee intends to transition to a single three-year performance period for PSUs in the future.

The Compensation Committee, in consultation with Compensia, also recommended to the Board the adoption of stock ownership guidelines applicable to the Company’s executive officers and non-executive directors, which the Board approved in February 2025. See “— Other Compensation Matters and Policies — Stock Ownership Guidelines” below and “Director Compensation — Stock Ownership Guidelines” above.

The Compensation Committee believes these changes strengthen our commitment to our pay-for-performance philosophy and will help continue to drive the creation of long-term stockholder value. The Compensation Committee will continue to evaluate our executive compensation program going forward in light of stockholder views and our business needs and objectives and expects to continue considering the outcome of future say-on-pay advisory votes and stockholder views when making future compensation decisions for our NEOs. After consideration of the advisory “say-on-frequency” vote at the Company’s 2024 Annual Meeting of Stockholders and consistent with the Board’s recommendation, the Board’s current policy is to hold an advisory vote on NEO compensation on an annual basis.

Executive Compensation Philosophy, Objectives and Design

Our executive compensation program is designed to align executive compensation with the Company’s business objectives and the creation of stockholder value, while enabling the Company to attract, motivate and retain individuals who contribute to its long-term success. Decisions regarding executive compensation reflect our belief that the executive compensation program must be market competitive in order to attract and retain our executive officers.

Compensation for our executive officers has three primary components, as discussed below in the section entitled “— Elements of Executive Compensation”: base salary, an annual incentive bonus opportunity and a long-term incentive compensation opportunity. The Compensation Committee seeks to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a significant portion of their compensation as long-term incentive compensation in the form of equity awards.

Compensation-Setting Process

Role of the Compensation Committee

The Compensation Committee is responsible for overseeing all aspects of our executive compensation program, including executive salaries, performance bonuses and equity awards. The Compensation Committee reviews and recommends to the Board the compensation of our Chief Executive Officer and reviews and approves the compensation of our other executive officers. The Compensation Committee operates pursuant to a written charter, which is reviewed on an annual basis. For more information regarding the responsibilities of the Compensation Committee, see the section entitled “Corporate Governance — Board Committees.”

Role of Management

In setting executive officer compensation for 2024, the Compensation Committee considered information from management regarding Company and individual performance and the achievement of strategic goals. Our Chief Executive Officer also provided his recommendations regarding the compensation level of our other NEOs.

Role of Compensation Consultant

The Compensation Committee has engaged Compensia as its compensation consultant since 2021. For 2024, Compensia provided a competitive market analysis of executive compensation levels and advice to the Compensation Committee regarding compensation trends and issues, the types and amounts of compensation that we provided to our executive officers and non-executive directors and how our compensation practices compared to the compensation practices of peer companies.

The Compensation Committee has reviewed, and will continue to periodically review, its relationship with Compensia and considered Compensia’s independence under applicable SEC and Nasdaq rules and has determined that Compensia is independent and that the engagement of and the work performed by Compensia did not raise any conflict of interest.

Comparative Market Data

The Compensation Committee reviews competitive market data for executive compensation provided by Compensia at least annually and considers such information when deliberating and setting compensation for our executive officers and making recommendations to the Board regarding the compensation of our Chief Executive Officer. For 2024, the Compensation Committee directed Compensia to review and propose updates to the compensation peer group used as a reference for the competitive market analysis based on the following criteria:

•        U.S.-headquartered and in healthcare or healthcare technology;

•        Annual revenue of $149 million to $1.4 billion (0.33x to 3.00x of the Company’s revenue at the time of analysis); and

•        Market capitalization of $234 million to $3.7 billion (0.25x to 4.00x of the Company’s market capitalization at the time of analysis).

In November 2023, the Compensation Committee reviewed and approved an updated peer group for purposes of evaluating 2024 executive compensation levels that included the companies listed below. The Company ranked approximately 40% with respect to annual revenue and approximately 39% with respect to market capitalization among the companies comprising the compensation peer group at the time of the Compensation Committee’s approval. During the Compensation Committee’s review and approval in November 2023, Fulgent Genetics, Inc. was removed due to a significant drop in revenue and NextGen Healthcare, Inc. was removed due to its pending acquisition by a private equity firm at the time of the peer group’s approval.

• Accolade, Inc.	• Certara, Inc.	• Phreesia, Inc.
• Addus HomeCare Corporation	• Definitive Healthcare Corp.	• Privia Health Group, Inc.
• Agiliti, Inc.	• GoodRx Holdings, Inc.	• Progyny, Inc.
• American Well Corporation	• Health Catalyst, Inc.	• Sharecare, Inc.
• Astrana Health Inc.	• Hims & Hers Health, Inc.	• The Pennant Group, Inc.
• CareMax, Inc.	• OraSure Technologies, Inc.	• Viemed Healthcare, Inc.

Elements of Executive Compensation

Compensation for our executive officers has three primary components: base salary, an annual incentive bonus opportunity and a long-term incentive compensation opportunity.

Compensation Mix

The Compensation Committee believes that our current executive compensation program includes an appropriate balance of short- and long-term performance incentives, encourages long-term retention of our executive officers and aligns executive compensation with the Company’s business objectives and the creation of stockholder value. For 2024, approximately 50.0% of the annual target total direct compensation for our Chief Executive Officer,

Mr. Bienstock, was performance-based, and approximately 47.9% of the annual target total direct compensation for the other NEOs (on average, excluding Mr. Tendler) was performance based, reflecting the Company’s pay-for-performance philosophy.

The following charts illustrate the 2024 mix of target total direct compensation (including base salary as of December 31, 2024, target annual incentive bonus opportunity based on such base salary and the grant date fair value of time-based and performance-based long-term incentive awards granted in 2024, excluding any such awards granted in lieu of bonus payments) for our Chief Executive Officer and our other NEOs (on average, excluding Mr. Tendler).

Base Salary

We believe that base salary should be fair to the executive officers, competitive within the industry and reasonable in light of our cost structure. The Compensation Committee reviews the base salaries of our NEOs annually (or at the time of hiring or promotion), formulates a recommendation for the Board with respect to the base salary of our Chief Executive Officer and sets base salaries for our other executive officers after considering factors such as job responsibilities, individual and Company performance and the base salaries of similar roles within our compensation peer group, in consultation with Compensia.

In December 2023, after consideration of the factors described above, the Compensation Committee approved increases in base salary for Messrs. Rosenberg and Sugrue as set forth in the table below, effective January 1, 2024, in order to align such base salaries with similar roles in our compensation peer group. The Compensation Committee also recommended and the Board approved maintaining Mr. Bienstock’s 2024 base salary at its 2023 level.

Named Executive Officer	2023 Base Salary	2024 Base Salary	% Change
Lee Bienstock	$785,000	$785,000	0.0%
Norman Rosenberg	$425,000	$492,000	15.8%
Stephen Sugrue	$372,000	$426,000	14.5%

Annual Incentive Bonuses

We use annual incentive bonuses for the executive officers to directly link a portion of their target total direct compensation opportunity to the achievement of financial performance objectives within the applicable fiscal year. In consultation with Compensia, the Compensation Committee reviews target annual bonus incentive opportunities for our NEOs annually (or at the time of hiring or promotion), formulates a recommendation for the Board with respect to the target annual bonus incentive opportunity of our Chief Executive Officer and sets the target annual bonus incentive opportunities for our other executive officers.

The target annual incentive bonus opportunities for 2024 for each NEO, as set forth below, were approved by the Compensation Committee, in consultation with Compensia, in December 2023. The Board also approved Mr. Bienstock’s target annual bonus incentive opportunity in March 2024.

Named Executive Officer	Target Annual Incentive Bonus Opportunity (% of Base Salary Earned)
Lee Bienstock	100%
Norman Rosenberg	83%
Stephen Sugrue	54%

The annual incentive bonus opportunities for 2024 were based on the Company’s achievement of revenue (75% weight) and adjusted EBITDA (25% weight) goals approved by the Board as part of the fiscal year 2024 budget at the beginning of 2024. Adjusted EBITDA is a non-GAAP financial measure. Information regarding the Company’s calculation of adjusted EBITDA is provided in Appendix A to this Proxy Statement.

The Compensation Committee selected revenue and adjusted EBITDA as the two primary metrics in establishing annual incentive compensation opportunities in order to align with (i) the Company’s strategic objective to maximize revenue growth, while maintaining a focus on adjusted EBITDA, and (ii) the creation of long-term stockholder value. The performance goals for the 2024 annual incentive bonus program were rigorous, with target revenue performance requiring approximately 15% growth compared to 2023 revenue and target adjusted EBITDA requiring approximately 58% growth compared to 2023 adjusted EBITDA. For 2024, achievement of the target performance goals would result in payment of 100% of each NEO’s target annual incentive bonus opportunity.

In March 2025, the Compensation Committee reviewed the Company’s performance against the performance goals and determined that each NEO earned 81.8% of his target annual incentive bonus opportunity for 2024 based on the actual performance results set forth below:

Performance Goal	Weighting	Target	Actual	Actual as % of Target (Unweighted)
Revenue	75%	$720.4 million	$616.6 million	85.6%
Adjusted EBITDA	25%	$85.5 million	$60.3 million	70.5%

The table below shows each NEO’s target annual incentive bonus opportunity and the approved total annual incentive bonus for 2024, which were paid in cash:

Name	Target Annual Incentive Bonus Opportunity ($)	Actual Annual Incentive Bonus
Lee Bienstock	$785,000	$642,245
Norman Rosenberg	$408,360	$334,098
Stephen Sugrue	$230,040	$188,206

Long-Term Incentive Compensation

We use stock options and RSUs to reward long-term performance of our executive officers. In December 2023, the Compensation Committee also introduced PSUs into the executive compensation program, which are earned based on the attainment of certain pre-established performance targets set by the Compensation Committee. We believe that providing a meaningful portion of the target total direct compensation opportunity in the form of equity awards effectively aligns the incentives of our executive officers with the interests of our stockholders and serves to motivate and retain the individual executive officers. Long-term incentive compensation opportunities in the form of equity awards are granted under the 2021 Plan.

2024 Equity Grants under 2025 LTI Program

On December 12, 2024, the Compensation Committee approved annual equity grants under our 2025 LTI Program for Messrs. Bienstock, Rosenberg and Sugrue, consisting of 50% RSUs and 50% PSUs as follows:

Name	RSUs	Target PSUs
Lee Bienstock	536,993	536,993
Norman Rosenberg	346,062	346,062
Stephen Sugrue	107,399	107,399

The RSUs vest in four equal annual installments on each of the first four anniversaries of the grant date. Each RSU represents a contingent right to receive one share of our common stock for each unit that vests.

The PSUs are eligible to be earned in three equal tranches: one-third for performance from January 1, 2025 through December 31, 2025, one-third for performance from January 1, 2025 through December 31, 2026, and one-third for performance from January 1, 2025 through December 31, 2027. The Compensation Committee selected the Company’s TSR relative to the TSR of the constituents of the Nasdaq Health Care Index as the relevant metric in order to align with the Company’s strategic objective to build long-term stockholder value. Following the end of each year, the Compensation Committee will certify (i) the final level of achievement of the relative TSR performance target based on the percentile rank of the Company’s TSR relative to the TSR of the constituents of the Nasdaq Health Care Index and (ii) the actual number of PSUs earned by each participating NEO for such year (each such date of certification, a “Certification Date”). Each tranche of earned PSUs will vest on the applicable Certification Date. The number of PSUs that may be earned ranges from 0% to 200% of the target amounts, with linear interpolation in between the performance at the 25th percentile, 55th percentile and 75th percentile:

Company Percentile Rank	Payout Percentage
≥ 75th Percentile	200%
55th Percentile	100%
25th Percentile	50%
< 25th Percentile	0%

On December 12, 2024, the Compensation Committee also approved an annual equity award for 2025 of 35,800 RSUs for Mr. Tendler related to his performance as the Company’s General Counsel and Secretary, vesting in two equal annual installments on the first two anniversaries of the grant date.

Certification of 2023 PSU Awards

In December 2023, the Compensation Committee approved PSU grants (the “2023 PSU Awards”) subject to the achievement during 2024 of a revenue performance target set by the Compensation Committee in the following target amounts: (i) 581,395 units to Mr. Bienstock, (ii) 213,178 units to Mr. Rosenberg and (iii) 96,899 units to Mr. Sugrue. The recipients were eligible to earn a number of PSUs under the 2023 PSU Awards in accordance with the following table:

	Revenue (in millions)	Percentage of Target PSUs that Become Earned PSUs
Below Threshold	Less than $490	0%
Threshold	$490 to $560	50%
	Greater than $560 but less than $700	80%
Target Range	$700 to $735	100%
	Greater than $735 to $805	115%
Maximum	Greater than $805	125%

The Compensation Committee selected revenue as the relevant metric in order to align with the Company’s strategic objective to maximize revenue growth and the creation of long-term stockholder value.

On March 7, 2025 (the “2023 PSU Award Certification Date”), the Compensation Committee certified that (i) the Company’s 2024 revenue performance was $616,555,132 based on the Company’s total revenue for 2024 as reported in the Annual Report and (ii) the level of payout with respect to the 2023 PSU Awards was 80% of target. As a result, 80% of the target PSUs under the 2023 PSU Awards became earned PSUs in the following amounts (the “2023 Earned PSUs”):

Named Executive Officer	2023 Earned PSUs
Lee Bienstock	465,116
Norman Rosenberg	170,543
Stephen Sugrue	77,520

One-fourth of the 2023 Earned PSUs vested on 2023 PSU Award Certification Date, and the remaining 2023 Earned PSUs will vest in three equal annual installments on the three subsequent anniversaries of the grant date, subject to the terms of the 2021 Plan and the applicable award agreement.

Perquisites and Other Benefits

Perquisites and other personal benefits are not a significant component of our executive compensation program. However, our NEOs are eligible to participate in our employee benefit plans, including medical, dental, vision, life, disability, health and dependent care flexible spending accounts and accidental death and dismemberment benefit plans, in each case on the same basis as all of its other employees, except that we pay 100% of the premiums for medical benefits for our NEOs as disclosed in the “2024 Summary Compensation Table” below.

We do not maintain or sponsor any nonqualified deferred compensation plan or defined benefit pension plan. The Company maintains a tax-qualified defined contribution Section 401(k) plan which allows for eligible employees, including the NEOs, to defer portions of their eligible compensation up to limits established by the Internal Revenue Code. We did not provide for any matching or other company contributions under the Section 401(k) plan during 2024.

Other Compensation Matters and Policies

Stock Ownership Guidelines

To further promote the alignment of the interests of the Company’s non-executive directors and executive officers with the interests of the Company’s stockholders, in February 2025, the Board, upon recommendation of the Compensation Committee, adopted stock ownership guidelines applicable to the Company’s executive officers and non-executive directors. Under these guidelines, our Chief Executive Officer is required to own shares having a value of at least six times his base cash compensation and our other NEOs are required to own shares having a value of at least two times base cash compensation, in each case generally within five years of appointment to their respective positions or the adoption of the policy.

In determining each NEO’s ownership level, the Company counts: (i) shares of common stock owned outright; (ii) shares of common stock owned by an immediate family member residing in the same household or held in a trust for the benefit of such individual; (iii) shares of common stock held in a 401(k) plan account, other tax qualified benefit plan or non-qualified deferred compensation plan; and (iv) shares underlying all outstanding Company equity awards (whether vested or unvested) other than (x) unexercised stock options and (y) unearned performance-based awards.

As of the date of filing of this Proxy Statement, each NEO was in compliance, or on track to comply, with these guidelines.

Clawback Policy

We maintain a clawback policy in compliance with Rule 10D-1 of the Exchange Act and Nasdaq listing standards. This policy applies to all current and former executive officers of the Company (as defined under Section 16 of the Exchange Act), including the NEOs, and requires the Company to recoup excess incentive-based compensation, whether cash- or equity-based, received by current or former executive officers during a three-year look-back period in the event that the Company is required to prepare an accounting restatement of the Company’s financial statements due to material noncompliance with any financial reporting requirement under federal securities laws (including any such correction that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period). A copy of the clawback policy was filed as Exhibit 97.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 28, 2024.

Anti-Hedging Policy

We have a policy that prohibits our employees, officers, directors, consultants and contractors and their family members and controlled entities (as defined in the Insider Trading Policy) from engaging in (a) short-term trading; (b) short sales; (c) transactions involving publicly traded options or other derivatives, such as trading in puts or calls with respect to Company securities; and (d) all hedging transactions.

Equity Award Grant Practices

The Compensation Committee approves all equity awards. It is the Compensation Committee’s practice not to grant equity awards (including stock options) when in possession of material non-public information. Accordingly, the Compensation Committee generally meets to approve equity awards once per quarter during the open trading window as defined in the Insider Trading Policy. If in possession of material non-public information during an open trading window and equity awards are to be granted, the Compensation Committee’s practice is to wait to grant equity awards (including stock options) until such material nonpublic information has been fully disclosed and widely disseminated to the public and at least two trading days have passed after such material nonpublic information has been disclosed.

The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, none of the NEOs were granted stock options.

Compensation Risk Assessment

The Compensation Committee is responsible for overseeing the assessment of the risks related to our compensation policies and programs applicable to executive officers and other employees and reviewing the results of this assessment. In early 2025, management of the Company, with input from Compensia, performed an assessment of our compensation policies and programs and concluded that such policies and programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee has reviewed such report and has agreed with such conclusion.

2024 Summary Compensation Table

The following table summarizes the compensation awarded to, earned by or paid to our NEOs for the fiscal years ended December 31, 2024, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Lee Bienstock	2024	785,000	—	6,098,451	—	642,245	36,722	7,562,418
Chief Executive Officer and Former President and Chief Operating Officer	2023	581,948	1,093,375	7,568,992	1,568,733	506,625	31,345	11,351,018
	2022	415,000	467,500	1,049,999	1,718,000	207,500	22,587	3,880,586
Norman Rosenberg	2024	492,000	—	3,930,111	—	334,098	36,722	4,792,931
Chief Financial Officer and Treasurer	2023	427,694	656,250	2,199,997	531,002	318,750	31,345	4,165,038
Stephen Sugrue	2024	426,000	—	1,219,695	—	188,206	9,045	1,842,946
Chief Compliance Officer	2023	359,914	314,000	1,038,502	536,846	186,000	4,438	2,439,700
Ely D. Tendler	2024	—	—	150,002	—	—	1,207,843	1,357,845
General Counsel, Secretary and Director	2023	—	—	670,000	—	—	926,370	1,596,370

____________

(1)      The amounts reported in this column represent the aggregate grant date fair value of RSUs and PSUs granted under the 2021 Plan computed in accordance with FASB ASC Topic 718. These amounts do not reflect the value that may be realized by each NEO with respect to these awards. For 2024, the grant date fair value with respect to the RSUs is based on a per share price of $4.19, the closing price of our common stock on December 12, 2024, the date of such grants, and the grant date fair value with respect to the PSUs is based upon the most probable outcome of the performance goals, and is calculated using a lattice model that incorporates a Monte Carlo simulation, using the following key assumptions: closing price of our common stock on the date of grant ($4.19), expected volatility (68.05%), risk-free interest rate (4.10%), expected term (3.05 years) and expected dividend yield (0.0%). See discussion under “— Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentive Compensation — 2024 Equity Grants under our 2025 LTI Program.” Assuming that the highest level of performance conditions is achieved for all PSUs, the grant date fair values of the PSUs included in the 2024 value for Messrs. Bienstock, Rosenberg and Sugrue would have been $4,500,001, $2,900,000 and $900,004, respectively. For more information regarding the RSUs and PSUs granted to our NEOs in 2024, see “— 2024 Grants of Plan-Based Awards Table” below. For more information regarding the assumptions underlying such calculations, see Note 15 to our consolidated financial statements for the fiscal year ended December 31, 2024 located in the Annual Report.

(2)      The amounts reported in this column for 2024 represent the annual incentive bonus earned by each NEO for 2024.

(3)      The amounts reported in this column include executive health and welfare benefit premiums paid on behalf of each NEO other than Mr. Tendler during the applicable year. The amount in this column for 2024 for Mr. Tendler represents the fees earned by EDTSLS for legal services rendered to the Company in 2024. Mr. Tendler did not receive a salary or other employment benefits for his role as General Counsel and Secretary to the Company. See “— Narrative Disclosure to 2024 Summary Compensation Table and 2024 Grants of Plan-Based Awards Table — Agreement with Mr. Tendler” below.

2024 Grants of Plan-Based Awards Table

The following table presents the plan-based awards granted to the NEOs during the fiscal year ended December 31, 2024.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Grant Date	Approval Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Lee Bienstock
RSUs(5)	03/15/2024	03/14/2024	—	—	—	—	—	—	218,579	$799,999
RSUs	12/12/2024	12/12/2024	—	—	—	—	—	—	536,993	$2,250,001
PSUs	12/12/2024	12/12/2024	—	—	—	268,497	536,993	1,073,986	—	$3,848,450
2024 Bonus	—	—	—	785,000	—	—	—	—	—	—
Norman Rosenberg
RSUs(5)	03/15/2024	03/14/2024	—	—	—	—	—	—	133,197	$487,501
RSUs	12/12/2024	12/12/2024	—	—	—	—	—	—	346,062	$1,450,000
PSUs	12/12/2024	12/12/2024	—	—	—	173,031	346,062	692,124	—	$2,480,111
2024 Bonus	—	—	—	408,360	—	—	—	—	—	—
Ely D. Tendler
RSUs	12/12/2024	12/12/2024	—	—	—	—	—	—	35,800	$150,002
Stephen Sugrue
RSUs(5)	03/15/2024	03/14/2024	—	—	—	—	—	—	68,306	$250,000
RSUs	12/12/2024	12/12/2024	—	—	—	—	—	—	107,399	$450,002
PSUs	12/12/2024	12/12/2024	—	—	—	53,700	107,399	214,798	—	$769,693
2024 Bonus	—	—	—	230,040	—	—	—	—	—	—

____________

(1)      The “Approval Date” refers to the date on which the Compensation Committee approved the equity award. See “— Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentive Compensation.”

(2)      The amounts reported in these columns represent the threshold, target and maximum of the 2024 annual incentive bonus opportunity for each participating NEO. The actual bonus earned by each participating NEO for 2024 was determined by the Compensation Committee in early 2025, as described above under “— Compensation Discussion and Analysis — Elements of Executive Compensation — Annual Incentive Bonuses,” and is set forth in the “Non-Equity Incentive Plan Compensation” column of the 2024 Summary Compensation Table.

(3)      The amounts reported in these columns represent the threshold, target and maximum number of PSUs granted in 2024. Such PSUs will be eligible to be earned and vest in three equal tranches for performance periods ending in 2025, 2026 and 2027. The actual number of annual PSUs earned by each NEO for each performance period will be determined by the Compensation Committee early in the following year, as described under “— Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentive Compensation.”

(4)      The amounts reported in this column represent the grant date fair value for each award computed in accordance with FASB ASC Topic 718. Such amounts do not reflect the value that may be realized by each NEO with respect to such awards.

(5)      These RSUs were granted to the NEOs in March 2024 as payment for 50% of each NEO’s 2023 annual bonus and were reported as compensation in 2023 in the 2023 Summary Compensation Table. The RSUs vest in six equal quarterly installments beginning April 1, 2024.

Narrative Disclosure to 2024 Summary Compensation Table and 2024 Grants of Plan-Based Awards Table

Agreement with Mr. Bienstock

In connection with his appointment as Chief Executive Officer, we entered into an employment agreement with Mr. Bienstock (the “Bienstock Agreement”). The Bienstock Agreement provides for an initial base salary, annual performance bonus eligibility, participation in the Company’s benefit plans, a one-time signing bonus, a “top-up” equity grant in December 2023 with a target grant date value of $1,038,000 and eligibility to receive annual equity grants, with the annual equity grant for December 2023 having a targeted grant date value of $6,000,000.

The Bienstock Agreement provides for an initial term commencing on November 2, 2023 and continuing for an initial term of 36 months, which will automatically renew for successive one-year terms thereafter unless either party gives written notice of non-renewal to the other party at least 60 days prior to the automatic extension date. The Bienstock Agreement contains customary confidentiality, non-competition, customer non-solicitation and non-interference, and employee non-solicitation and non-interference covenants. In the event of certain terminations of employment, the Bienstock Agreement includes severance payments and benefits as described in more detail under “— Potential Payments Upon Termination or Change in Control.”

Agreements with Messrs. Rosenberg and Sugrue

Mr. Rosenberg entered into an employment agreement with the Company, effective upon consummation of the Business Combination (the “Rosenberg Agreement”). In August 2023, we also entered into an employment agreement with Mr. Sugrue (the “Sugrue Agreement” and together with the Rosenberg Agreement, the “NEO Agreements”).

The NEO Agreements provide for an initial annual base salary, annual performance bonus eligibility, participation in the Company’s benefit plans and eligibility to receive equity grants. The Rosenberg Agreement provides for an initial term commencing on November 5, 2021 and the Sugrue Agreement provides for an initial term commencing on August 3, 2023. Each of the NEO Agreements continue for an initial term of 36 months, which will automatically renew for successive one-year terms thereafter unless either party gives written notice of non-renewal to the other party at least 60 days prior to the automatic extension date. The NEO Agreements contain customary confidentiality, non-competition, customer non-solicitation and non-interference, and employee non-solicitation and non-interference covenants. In the event of certain terminations of employment, the NEO Agreements include severance payments and benefits as described in more detail under “— Potential Payments Upon Termination or Change in Control.”

Agreement with Mr. Tendler

EDTSLS provides outside general counsel services to the Company. Ely D. Tendler, principal of EDTSLS, is General Counsel and Secretary of the Company and a member of the Board. In April 2024, we entered into an amended and restated engagement letter with EDTSLS, effective as of January 1, 2024, pursuant to which the Company agreed to pay $37,500 per quarter plus $575 per hour for legal services rendered, as well as reimburse reasonable expenses incurred by EDTSLS in connection with the engagement.

Mr. Tendler did not receive a salary or other employment benefits for his role as General Counsel and Secretary to the Company. The Company’s payments to EDTSLS for Mr. Tendler’s services totaled $1,207,843 for the year ended December 31, 2024.

Outstanding Equity Awards at 2024 Fiscal-Year End Table

The following table sets forth information regarding outstanding RSUs, PSUs and options as of December 31, 2024 for each of our NEOs.

		Option Awards				Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Lee Bienstock
Options	02/17/2022	260,060	160,062	7.15	02/18/2032	—	—	—	—
RSUs	03/28/2022	—	—	—	—	73,427	311,330	—	—
Options	12/15/2022	44,736	44,738	6.93	12/15/2032	—	—	—	—
RSUs	05/12/2023	—	—	—	—	91,463	387,803	—	—
Options	05/12/2023	52,710	158,133	8.61	05/12/2033	—	—	—	—
RSUs	12/12/2023	—	—	—	—	70,721	299,857	—	—
RSUs	12/12/2023	—	—	—	—	436,046	1,848,835	—	—
PSUs	12/12/2023	—	—	—	—	465,116	1,972,092	—	—
Options	12/12/2023	47,677	112,922	5.16	12/12/2033	—	—	—	—
RSUs	03/15/2024	—	—	—	—	109,289	463,385	—	—
RSUs	12/12/2024	—	—	—	—	536,993	2,276,850	—	—
PSUs	12/12/2024	—	—	—	—	—	—	536,993	2,276,850
Norman Rosenberg
Options	01/15/2020	483,858	—	1.59	01/12/2030	—	—	—	—
Options	12/09/2021	153,822	51,275	8.97	12/09/2031	—	—	—	—
Options	12/15/2022	193,288	193,291	6.93	12/15/2032	—	—	—	—
Options	05/12/2023	26,656	79,971	8.61	05/12/2033	—	—	—	—
RSUs	12/12/2023	—	—	—	—	159,883	677,904	—	—
PSUs	12/12/2023	—	—	—	—	170,543	723,102	—	—
RSUs	03/15/2024	—	—	—	—	66,597	282,371	—	—
RSUs	12/12/2024	—	—	—	—	346,062	1,467,303	—	—
PSUs	12/12/2024	—	—	—	—	—	—	346,062	1,467,303
Stephen Sugrue
Options	01/07/2021	16,127	16,131	3.25	01/07/2031	—	—	—	—
Options	12/07/2021	750	250	8.80	12/07/2031	—	—	—	—
Options	04/28/2022	50,000	50,000	7.12	04/28/2032	—	—	—	—
Options	07/01/2022	25,000	25,000	7.26	07/01/2032	—	—	—	—
Options	12/15/2022	166	84	6.93	12/15/2032	—	—	—	—
Options	08/11/2023	21,371	64,114	10.03	08/11/2033	—	—	—	—
RSUs	12/12/2023	—	—	—	—	72,674	308,138	—	—
PSUs	12/12/2023	—	—	—	—	77,520	328,685	—	—
RSUs	03/15/2024	—	—	—	—	34,154	144,813	—	—
RSUs	12/12/2024	—	—	—	—	107,399	455,372	—	—
PSUs	12/12/2024	—	—	—	—	—	—	107,399	455,372
Ely D. Tendler
Options	01/02/2020	2,902	—	1.59	01/01/2030	—	—	—	—
Options	03/19/2021	21,934	10,968	8.06	03/18/2031	—	—	—	—
Options	12/07/2021	79,208	—	8.80	12/07/2031	—	—	—	—
RSUs	12/12/2023	—	—	—	—	72,674	308,138	—	—
RSUs	12/12/2024					35,800	151,792

__________

(1)      The vesting schedules for the options that were unvested as of December 31, 2024 as reported in this column are as follows: (i) the options granted on January 7, 2021 vested on January 5, 2025; (ii) the options granted on March 19, 2021 vest on November 12, 2025; (iii) the options granted on December 7, 2021 vest on December 7, 2025; (iv) the options granted on December 9, 2021 vest on December 9, 2025; (v) 80,030 of the options granted on February 17, 2022 vested on March 28, 2025 and the remaining options vest on March 28, 2026; (vi) one-half of the options granted on April 28, 2022 vested on January 1, 2025 and the remaining options vest on January 1, 2026; (vii) the options granted on July 1, 2022 vest in two equal annual installments beginning July 1, 2025; (viii) the options granted to Messrs. Bienstock and Rosenberg on December 15, 2022 vest in two equal annual installments beginning December 15, 2025; (ix) the options granted to Mr. Sugrue on December 15, 2022 vest on December 15, 2025; (x) the options granted on May 12, 2023 vest in three equal annual installments beginning May 12, 2025; (xi) the options granted on August 11, 2023 vest in three equal annual installments beginning August 11, 2025; and (xii) the options granted on December 12, 2023 vest in three equal annual installments beginning December 12, 2025, in each case subject to the terms of the 2021 Plan and any applicable award agreement.

(2)      The vesting schedules for the unvested RSUs and PSUs as of December 31, 2024 reported in this column are as follows: (i) one-half of the RSUs granted on March 28, 2022 vested on March 28, 2025 and the remaining RSUs vest on March 28, 2026; (ii) the RSUs granted on May 12, 2023 vest in three equal annual installments beginning May 12, 2025; (iii) the RSUs granted on December 12, 2023 vest in three equal annual installments beginning December 12, 2025; (iv) the RSUs granted on December 12, 2024 vest in four equal annual installments beginning December 12, 2025, except with respect to the RSUs granted to Mr. Tendler, which vest in two equal annual installments beginning December 12, 2025, in each case subject to the terms of the 2021 Plan and any applicable award agreement; and (v) the PSUs granted on December 12, 2023 vested as to one-fourth on the 2023 PSU Award Certification Date and will vest in three equal annual installments on the second, third and fourth anniversaries of the grant date.

(3)      Amounts in these columns reflect the value of outstanding RSUs and PSUs as of December 31, 2024, based on a per share price of our common stock of $4.24, the closing price of our common stock on December 31, 2024.

(4)      The unvested PSUs reported in this column that were granted on December 12, 2024 are subject to the achievement of a relative TSR target set by the Compensation Committee for performance periods ending in 2025, 2026 and 2027 and are reported based on achievement of relative TSR at target performance. Such PSUs will be deemed earned and vest in three tranches upon the certification of relative TSR achievement by the Compensation Committee in early 2026, 2027 and 2028, respectively, subject to the 2021 Plan and the applicable award agreement. See “— Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Equity Compensation.”

2024 Option Exercises and Stock Vested Table

The following table sets forth information regarding the exercise of stock options and vesting of RSUs during the year ended December 31, 2024 for each of our NEOs.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Lee Bienstock	—	—	345,414	1,324,139
Norman Rosenberg	—	—	119,895	452,410
Stephen Sugrue	—	—	58,377	218,986
Ely D. Tendler	—	—	57,171	239,546

____________

(1)      The value realized upon vesting of stock awards is based on the closing price of our common stock on the vesting date.

Potential Payments Upon Termination or Change in Control

Employment Agreements

The Bienstock Agreement and NEO Agreements (collectively, the “Employment Agreements”) provide that upon termination of employment, the executive will receive any accrued but unpaid base salary and other accrued and unpaid compensation, including any accrued but unpaid vacation. If the termination is an “involuntary termination without cause” or a resignation for “good reason” (each a “Covered Termination” and as defined in the Employment Agreements), the NEO will be entitled to receive the severance benefits described below, as applicable, provided that the executive (A) delivers an effective general release of all claims against the Company and its affiliates in a form provided by the Company that becomes effective and irrevocable within 60 days following the Covered Termination and (B) continues to comply with customary confidentiality, non-competition, customer non-solicitation and non-interference, and employee non-solicitation and non-interference covenants set forth in the Employment Agreements.

In connection with a Covered Termination that does not occur during the period beginning three months prior to a “change in control” (as defined in the 2021 Plan) and ending 12 months after a change in control, the executive would be entitled to the following severance benefits: (i) a cash payment equal to 12 months of the executive’s base salary payable in equal installments over 12 months (or in the case of Mr. Sugrue, six months of the executive’s base salary payable in equal installments over six months); (ii) a pro rata portion of the executive’s annual bonus for the fiscal year of termination based on actual achievement of the bonus objectives and the number of days the executive was employed during the fiscal year; and (iii) payment or reimbursement for the premium for the executive and the executive’s covered dependents to maintain continued health coverage pursuant to the provisions of COBRA through the earlier of (A) the 12-month anniversary of the date of the executive’s termination of employment (or in the case of Mr. Sugrue, the six-month anniversary of the date of termination of employment), and (B) the date the executive and the executive’s covered dependents, if any, become eligible for healthcare coverage under another employer’s plan(s).

In connection with a Covered Termination during the period beginning three months prior to a Change in Control and ending 12 months after a Change in Control, each executive would be entitled to: (i) a lump sum cash payment equal to the sum of (A) the executive’s base salary and (B) the executive’s target bonus (or in the case of Mr. Sugrue, 0.5 times such sum); (ii) a pro rata portion of the executive’s annual bonus for the fiscal year of termination based on actual achievement of the bonus objectives and the number of days the executive was employed during the fiscal year; (iii) the amount of any annual bonus earned, but not yet paid, for the fiscal year prior to the executive’s termination; and (iv) payment or reimbursement for the premium for the executive and the executive’s covered dependents to maintain continued health coverage pursuant to the provisions of COBRA through the earlier of (A) the 12-month anniversary of the date of the executive’s termination of employment (or in the case of Mr. Sugrue, the six-month anniversary of the date of termination of employment) and (B) the date the executive and the executive’s covered dependents, if any, become eligible for healthcare coverage under another employer’s plan(s).

The Employment Agreements provide for a “best net” after-tax Section 280G provision where the executive receives the best after-tax result but is not eligible to receive any tax gross-ups, to the extent any payments made pursuant to the Employment Agreements or otherwise would constitute a “parachute payment” under Internal Revenue Code Section 280G.

Equity Awards Under the 2021 Plan

Under the option grant agreements for stock options granted under the 2021 Plan, in the event of an NEO’s termination as a result of death or disability, all unvested stock options will become fully vested and exercisable. In addition, in the event of a termination of employment without cause on or within 24 months following a change in control, all unvested stock options will become fully vested and exercisable.

Under the award agreements for RSUs and PSUs granted under the 2021 Plan, in the event of an NEO’s termination as a result of death or disability or in the event of a termination without cause on or within 24 months following a change in control, all unvested RSUs will become fully vested and the service requirement with respect to all PSUs will be deemed satisfied, with such PSUs remaining subject to actual performance over the performance period.

Potential Payments Upon Termination or Change in Control Table

The following table reflects an estimate of the amount of compensation that would be paid to each of our NEOs in the event of a termination of the NEO’s employment under various scenarios or a change in control of the Company. The amounts shown assume that such trigger event took place on December 31, 2024 and that the price per share of our common stock was $4.24, the closing price of our common stock on December 31, 2024. The amounts shown below for benefits continuation reflect the premiums and elections in effect as of December 31, 2024.

Name	Death or Disability ($)	Voluntary Termination or Retirement ($)	Termination without Cause or Resignation for Good Reason Not in Connection with a Change in Control ($)	Termination without Cause or Resignation for Good Reason in Connection with a Change in Control ($)	Termination for Cause ($)	Change in Control ($)
Lee Bienstock
Salary	—	—	785,000	785,000	—	—
Bonus	—	—	642,245	1,427,245	—	—
Benefits Continuation	—	—	36,722	36,722	—	—
Accelerated Vesting of Equity Awards(1)	8,091,574	—	—	8,091,574	—	—
Norman Rosenberg
Salary	—	—	492,000	492,000	—	—
Bonus	—	—	334,098	742,458	—	—
Benefits Continuation	—	—	36,722	36,722	—	—
Accelerated Vesting of Equity Awards(1)	3,643,777	—	—	3,643,777	—	—
Stephen Sugrue
Salary	—	—	213,000	213,000	—	—
Bonus	—	—	188,206	303,226	—	—
Benefits Continuation	—	—	9,045	9,045	—	—
Accelerated Vesting of Equity Awards(1)	1,633,219	—	—	1,633,219	—	—
Ely D. Tendler
Accelerated Vesting of Equity Awards	492,957	—	—	492,957	—	—

____________

(1)      The amounts shown for accelerated equity awards do not reflect the PSUs granted in December 2024 under our 2025 LTI Program to Messrs. Bienstock, Rosenberg and Sugrue. In the case of death or disability or in the event of a termination without cause on or within 24 months following a change in control, the service requirement with respect to such PSUs would be deemed satisfied, with such PSUs remaining subject to actual performance over the performance period.

CEO Pay Ratio

For the year ended December 31, 2024, we determined that (1) the median of the annual total compensation of all the Company’s employees (other than our CEO) was $39,949; (2) the annual total compensation of our Chief Executive Officer as reported in the 2024 Summary Compensation Table was $7,562,418; and (3) the ratio of these amounts was 1-to-189.3.

To identify the median employee, we considered the base salary or base wages and overtime actually paid during 2024 to all employees as of December 31, 2024, using the following methodology:

•        We determined that, as of December 31, 2024, our employee population consisted of approximately 4,407 individuals.

•        Our median employee was identified based on our worldwide employee population, without regard to their location, cost-of-living, compensation arrangements or whether such employees were full-time, part-time, seasonal or temporary workers.

•        Base salary or base wages and overtime included the portion of each employee’s compensation arrangements that was paid without regard to our financial or operational performance in a given year. We gathered the requisite information applying this compensation measure with respect to our employees using the 12-month period ending December 31, 2024.

•        We converted amounts earned by U.K. employees in GBP to USD using the one-year average exchange rate as of December 31, 2024.

•        We annualized the compensation of all permanent employees who were hired in 2024 but did not work for us or our consolidated subsidiaries for the entire fiscal year, but did not annualize the compensation of any part-time or seasonal employee.

•        Using this methodology, we then selected the median employee and calculated the median employee’s annual total compensation in the same manner as we calculated the total compensation of our NEOs for purposes of the 2024 Summary Compensation Table.

We use a variety of pay elements to structure the compensation arrangements of our employees. We believe that base salary or base wages and overtime actually paid is an appropriate, consistently applied compensation measure that provides a reasonable estimate of our pay ratio calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance

Pay Versus Performance Table

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “— Compensation Discussion and Analysis.”

Year	Summary Compensation Table Total for Stanley Vashovsky(1) ($)	Summary Compensation Table Total for Anthony Capone(1) ($)	Summary Compensation Table Total for Lee Bienstock(1) ($)	Compensation Actually Paid to Stanley Vashovsky(2) ($)	Compensation Actually Paid to Anthony Capone(2) ($)	Compensation Actually Paid to Lee Bienstock(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income(7) ($)	Revenue(8) ($)
									Total Stockholder Return(5) ($)	Peer Group Total Stockholder Return(6) ($)
2024	N/A	N/A	7,562,418	N/A	N/A	4,007,060	2,664,574	1,689,513	42	119	13,360,580	616,555,132
2023	N/A	928,902	11,351,018	N/A	(1,197,322)	10,910,300	3,127,390	2,670,004	55	103	10,048,328	624,288,642
2022	2,488,105	N/A	N/A	2,488,105	N/A	N/A	4,741,813	4,110,771	70	102	30,743,213	440,515,746
2021	7,281,861	N/A	N/A	7,567,162	N/A	N/A	4,519,730	4,712,985	93	106	19,179,488	318,718,580

____________

(1)      Effective as of December 31, 2022, Mr. Vashovsky retired as the Company’s Chief Executive Officer. The Board appointed Mr. Capone to succeed Mr. Vashovsky beginning January 1, 2023. Effective as of September 15, 2023, Mr. Capone resigned as the Company’s Chief Executive Officer, and the Board appointed Mr. Bienstock to succeed Mr. Capone as Chief Executive Officer.

(2)      The dollar amounts reported in these columns represent the amounts of “compensation actually paid” to Messrs. Bienstock, Capone and Vashovsky as computed in accordance with Item 402(v) of Regulation S-K and do not reflect the total compensation actually realized or received by such individuals. In accordance with these rules, the adjustments made to the “Total Compensation” for Mr. Bienstock as set forth in the 2024 Summary Compensation Table are shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Compensation Actually Paid to PEO	Mr. Bienstock 2024
Summary Compensation Table Total	$7,562,418
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	(6,098,451)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	4,553,701
Plus, fair value as of vesting date of equity awards granted and vested in the year	—
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	(1,404,204)
Plus (less), change in fair value from last day of prior fiscal year to vesting date for equity awards granted in prior years that vested in the year	(606,404)
Compensation Actually Paid to PEO	$4,007,060

(3)      The dollar amounts reported in this column represent the average of the amounts reported for the NEOs as a group (excluding the Chief Executive Officer(s)) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for these purposes in each applicable year are as follows: (i) for 2024, Messrs. Rosenberg, Sugrue and Tendler; (ii) for 2023, Messrs. Rosenberg, Sugrue, Tendler and Oberholzer; (iii) for 2022, Messrs. Capone and Bienstock; and (iv) for 2021, Messrs. Capone and Oberholzer.

(4)      The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the Chief Executive Officer(s)), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with these rules, the adjustments made to the “Total Compensation” as set forth in the Summary Compensation Table for 2024 are shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant. For information on “compensation actually paid” in 2021-2023 to the NEOs as a group (excluding the Chief Executive Officer(s)), refer to our 2024 proxy statement.

Compensation Actually Paid to Non-PEO NEOs	2024
Average Summary Compensation Table Total	$2,664,574
Less, average value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	(1,766,603)
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	1,332,380
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	(263,512)
Plus (less), average change in fair value from last day of prior fiscal year to vesting date for equity awards granted in prior years that vested in the year	(277,326)
Average Compensation Actually Paid to Non-PEO NEOs	$1,689,513

(5)      Total Stockholder Return for purposes of this table is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2020.

(6)      The peer group used for this purpose is the following published industry index: S&P 500 Health Care Sector Index.

(7)      The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Description of Certain Relationships Between Information Presented in the Pay Versus Performance Table

As described in more detail in the section “— Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid, Cumulative TSR and Peer Group TSR

$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Compensation Actually Paid
$140
$120
$100
$80
$60
$40
$20
$-
Total Shareholder Return
2021
2022
2023
2024
CAP to Aggregate PEOs
Average CAP to Non-PEO NEOs
Company TSR
S&P 500 Health Care Sector Index TSR

Compensation Actually Paid and Net Income

Compensation Actually Paid
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Net Income ($M)
$35
$30
$25
$20
$15
$10
$5
$-
2021
2022
2023
2024
CAP to Aggregate PEOs
Average CAP to Non-PEO NEOs
Net Income

Compensation Actually Paid and Revenue

$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Compensation Actually Paid
$700
$600
$500
$400
$300
$200
$100
$-
Revenue ($M)
2021
2022
2023
2024
CAP to Aggregate PEOs
Average CAP to Non-PEO NEOs
Revenue

Financial Performance Measures

As described in greater detail under “— Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our short-term and long-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are below. The Compensation Committee introduced relative TSR as a financial performance measure for PSUs under our 2025 LTI program. The Company does not use any other metrics for short-term and long-term incentive awards.

1.      Revenue

2.      Adjusted EBITDA

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information about our equity compensation plans as of December 31, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	13,193,692	(1)	$7.55	(2)	13,481,839	(3)
Equity compensation plans not approved by security holders	1,116,258	(4)	$3.38		—	(5)
Total	14,309,950				13,481,839

____________

(1)      Consists of outstanding stock options, RSUs and PSUs (assuming target performance) granted under the 2021 Plan.

(2)      RSUs and PSUs reflected in column (a) are not reflected in this column as they do not have an exercise price.

(3)      Reflects the total shares of common stock remaining available for issuance under the 2021 Plan. The 2021 Plan provides for an automatic increase in the number of shares reserved for issuance thereunder on January 1 of each year through January 1, 2031 in an amount equal to 4% of the total number of shares of common stock outstanding on the preceding December 31 (or such smaller amount approved by the Board). Pursuant to this provision, the number of shares reserved for issuance under the 2021 Plan increased by 4,076,435 shares on January 1, 2025.

(4)      Consists of outstanding stock options granted under the Ambulnz, Inc. 2017 Equity Incentive Plan (the “2017 Plan”). The 2021 Plan became effective upon consummation of the Business Combination, replacing the 2017 Plan.

(5)      No further shares of common stock remain available for issuance under the 2017 Plan.

PROPOSAL 2: NON-BINDING, ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

At the Annual Meeting, the stockholders will vote, on a non-binding, advisory basis, on a proposal to approve the compensation of our NEOs as disclosed in this Proxy Statement, commonly referred to as a “say-on-pay” vote.

We urge you to read the Executive Compensation section of this Proxy Statement, including the CD&A, which describes how our executive compensation program, policies and practices are designed to achieve our compensation objectives and provides detailed information regarding the compensation of our NEOs during 2024.

The CD&A also describes changes that took effect for our 2025 executive compensation program, including updates to the design of our PSUs and the adoption of stock ownership guidelines.

The Board believes that our current executive compensation program includes an appropriate balance of short- and long-term performance incentives, encourages long-term retention of our executives and aligns executive compensation with the Company’s business objectives and the creation of stockholder value.

This vote is not binding on the Board or the Compensation Committee; however, the Board and the Compensation Committee will review and consider the results of this Proposal 2 when making future compensation decisions for our NEOs. After consideration of the advisory “say-on-frequency” vote at the Company’s 2024 Annual Meeting of Stockholders and consistent with the Board’s recommendation, the Board’s current policy is to hold an advisory vote on NEO compensation on an annual basis. Accordingly, we expect that we will conduct our next say-on-pay vote at the 2026 Annual Meeting of Stockholders.

Vote Required

The affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for the approval, on a non-binding, advisory basis, of this Proposal 2. Abstentions will have the same effect as a vote “AGAINST”, and broker non-votes, if any, will have no effect on Proposal 2.

Board Recommendation

The Board recommends a vote “FOR” the approval of the compensation of our NEOs.

PROPOSAL 3: APPROVAL OF THE CORPORATE OPPORTUNITY AMENDMENT

At the Annual Meeting, the stockholders will vote on a proposal to approve the Corporate Opportunity Amendment, which would amend and restate Section 10.1 of the Charter to limit the renunciation of corporate opportunities to specified opportunities.

Background

Under Delaware law, directors and officers of a corporation owe fiduciary duties to the corporation and its stockholders, including the duty of loyalty. A recognized common law principle of the duty of loyalty under Delaware law is the corporate opportunity doctrine, which provides that a director or officer may not appropriate to himself or herself a business opportunity properly belonging to the corporation. Delaware law weighs various factors in considering whether a business opportunity properly belongs to the corporation, including whether the opportunity is in the corporation’s line of business, whether the corporation is financially able to exploit the opportunity, whether the corporation has an interest or expectancy in the opportunity, and whether the fiduciary would be placed in a position inimical to his or her duties to the corporation by taking the opportunity for him- or herself.

Once the corporation determines to not pursue a corporate opportunity, however, it is not a breach of the duty of loyalty for a director or officer to take it. Section 122(17) of the Delaware General Corporation Law (the “DGCL”) allows a corporation to “renounce, in its certificate of incorporation or by action of its board of directors, any interest or expectancy of the corporation in, or in being an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or 1 or more of its officers, directors or stockholders.” The legislative synopsis accompanying the adoption of Section 122(17) in 2000 states that “New Section 122(17) clarifies that a corporation has the power to renounce in its certificate of incorporation . . . specified business opportunities or specified classes or categories of business opportunities” and to “eliminate uncertainty regarding the power of a corporation to waive corporate opportunities in advance.”

In connection with the Business Combination, the Company adopted a new Charter, which included language in Section 10.1 that was designed to waive certain specified corporate opportunities in accordance with Section 122(17) of the DGCL. Specifically, Section 10.1 provided that “[t]o the maximum extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation” (the “Existing Corporate Opportunity Provision”).

On March 4, 2024, a purported stockholder of the Company, John McDonald, filed a putative class action complaint (the “Complaint”) in the Court of Chancery of the State of Delaware against the Company and the members of the Board of Directors, captioned McDonald v. DocGo Inc. f/k/a Motion Acquisition Corp. et al., C.A. No. 2024-0202-PAF. The Complaint alleged, among other things, that the Existing Corporate Opportunity Provision violates Delaware law because its renunciation of corporate opportunities is impermissibly broad as it is not sufficiently limited to specified business opportunities or specified classes or categories of business opportunities and impermissibly waives fiduciary duties of the Company’s directors and officers.

The Company and its directors deny any and all wrongdoing alleged in the Complaint. However, because the Complaint had called into question the validity of the Existing Corporate Opportunity Provision, and to avoid the cost and distraction of litigation, while also recognizing the benefits that may accrue to the Company in having as members of the Board certain persons who may simultaneously have business dealings in the Company’s industry, the Board determined that it is advisable and in the best interests of the Company and its stockholders to revise Section 10.1 of the Charter to read as set forth below under “Complete Text and Effectiveness of the Proposed Amendment” and to submit the Corporate Opportunity Amendment to the stockholders of the Company for approval. Accordingly, if this Proposal 3 is approved by our stockholders, then Section 10.1 of the Charter would be revised such that the waiver of the duty of the Company’s directors and officers would be limited to “Specified Opportunities,” as defined below in the text of the amendment. In addition, in the interim, the Board has agreed to voluntarily and intentionally waive the rights that directors may have pursuant to the Existing Corporate Opportunity Provision and not to rely on the Existing Corporate Opportunity Provision as a defense in matters relating to any action brought by or on behalf of the Company, or by a stockholder of the Company, with respect to a claim regarding the doctrine of corporate opportunity, subject to certain exceptions. Instead, consistent with the Corporate Opportunity Amendment, the Company agreed that notwithstanding the Board’s waiver of the Existing Corporate Opportunity Provision, to the maximum extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Company or any of its outside directors or any of their respective affiliates with respect to Specified Opportunities (as defined below), and the Company renounced on behalf of itself and its controlled affiliates any interest or expectancy in (i) Specified Opportunities or (ii) that any of the outside directors will offer to the Company any Specified Opportunities of which such outside director becomes aware.

In addition, a vote in favor of either or both of this Corporate Opportunity Amendment and/or the Officer Exculpation Amendment (see Proposal 4 below) is deemed to constitute approval of the filing of a restated certificate of incorporation that, in addition to incorporating the approved amendment(s), (i) updates the references in the Charter to the “Second Amended and Restated Certificate of Incorporation” to refer to the “certificate of incorporation of the Company (as amended and/or restated from time to time),” defined henceforth as the “Certificate” or the “Certificate of Incorporation,” and (ii) eliminates obsolete provisions regarding reclassification of shares in Article IV (clauses (i) and (ii) together, the “clean-up changes”).

Complete Text and Effectiveness of Proposed Amendment

If the Corporate Opportunity Amendment is approved by stockholders at the Annual Meeting, Section 10.1 of the Charter would be amended and restated as follows:

“Corporate Opportunities.    To the maximum extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its directors who are not also officers of the Corporation (“Outside Directors”) or any of their respective affiliates with respect to Specified Opportunities, and the Corporation renounces on behalf of itself and its controlled affiliates any interest or expectancy in (i) Specified Opportunities or (ii) that any of the Outside Directors will offer to the Corporation any Specified Opportunities of which such Outside Director becomes aware. For this purpose, a “Specified Opportunity” is an investment or business opportunity or activity or potential transaction or matter, including without limitation those that might be the same as or similar to the Corporation’s business or activities or the business or activities of any controlled affiliates of the Corporation that: (i) if the relevant Outside Director offered to the Corporation, he or she would breach a fiduciary duty or contractual obligation he or she may then owe to an entity other than the Corporation and its controlled affiliates and (ii) is not offered in writing to such Outside Director solely in his or her capacity as such.”

If approved by stockholders at the Annual Meeting, the Corporate Opportunity Amendment would become effective upon the filing of a certificate of amendment setting forth the Corporate Opportunity Amendment by the Company with the Secretary of State of the State of Delaware promptly following the Annual Meeting. In addition, we intend to file a restated Charter to integrate the Corporate Opportunity Amendment (if approved) and the Officer Exculpation Amendment discussed below (if approved) as well as the clean-up changes (if either or both Proposal 3 and/or Proposal 4 is approved) into a single document following the filing and effectiveness of the certificate of amendment setting forth any of those amendments that are approved by our stockholders. The Board reserves the right to elect to abandon the Corporate Opportunity Amendment, without further action by the stockholders, at any time prior to the effectiveness of the certificate of amendment setting forth the Corporate Opportunity Amendment. If the Board were to exercise such discretion, we will publicly disclose that fact, and the Company’s corporate opportunities waiver will not be revised. Neither this Proposal 3 nor Proposal 4 are conditioned on or otherwise require the approval of the other proposal.

The full text of the proposed Corporate Opportunity Amendment is attached to this Proxy Statement as Appendix B, in which deletions are indicated by strikeouts and additions are indicated by double underlining.

Vote Required

The affirmative vote of at least 66⅔% of the voting power of the stock outstanding and entitled to vote on the subject matter is required for the approval of the Corporate Opportunity Amendment. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” Proposal 3.

Board Recommendation

The Board recommends a vote “FOR” the approval of the Corporate Opportunity Amendment.

PROPOSAL 4: APPROVAL OF THE OFFICER EXCULPATION AMENDMENT

At the Annual Meeting, the stockholders will vote on a proposal to approve the Officer Exculpation Amendment, which would amend and restate the title of Article IX and Section 9.1 of the Charter to add a limitation on the liability of certain officers as permitted by Delaware law.

Background

Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to allow Delaware corporations to include, in their certificates of incorporation, limitations of monetary liability of certain of their officers for direct claims for breaches of the fiduciary duty of care. The officers who may be exculpated pursuant to Section 102(b)(7) as currently in effect include a person who: (i) is or was the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer at any time during the course of the conduct alleged in the action or proceeding to be wrongful; (ii) is or was identified in the Company’s public filings with the SEC as one of the most highly compensated executive officers of the Company at any time during the course of the conduct alleged in the action or proceeding to be wrongful; or (iii) has, by written agreement with the Company, consented to be identified as an officer for purposes of accepting service of process (such officers from time to time specified in Section 102(b)(7) of the DGCL, the “covered officers”). Prior to such amendment, Delaware law permitted exculpation of directors from personal liability for monetary damages for breaches of the duty of care, but that protection did not extend to a corporation’s officers. As a result, stockholder plaintiffs have often employed a tactic of bringing certain claims against individual officers that would otherwise be exculpated if brought against directors in order to avoid dismissal of such claims. The amendment to Section 102(b)(7) of the DGCL addressed this inconsistent treatment between officers and directors and the related rising litigation and insurance costs for stockholders.

As amended, Section 102(b)(7) of the DGCL permits exculpation of covered officers for direct claims brought by stockholders for breach of a covered officer’s fiduciary duty of care, including class actions, but does not allow corporations to eliminate covered officers’ monetary liability for breach of (a) fiduciary duty claims brought by or in the right of the corporation itself, such as derivative claims, (b) claims involving any breach of the duty of loyalty to the Company or its stockholders, (c) claims involving any acts or omissions not made in good faith or which involve intentional misconduct or a knowing violation of the law, and (d) any claims involving transaction from which the covered officer derived an improper personal benefit.

For the avoidance of doubt, the current exculpation protections available to the Company’s directors would remain unchanged as a result of the Officer Exculpation Amendment. Notwithstanding the foregoing, consistent with the language for exculpation of directors currently included in the Charter, the Officer Exculpation Amendment also provides that if, at any time following the effectiveness of the Officer Exculpation Amendment, the DGCL is amended to authorize any further elimination or limitation of the personal liability of a corporation’s covered officers (including any change in the roles deemed to be covered officers for purposes of Section 102(b)(7) of the DGCL), then such liability shall be automatically eliminated or limited to the fullest extent permitted by the DGCL, as so amended, with respect to the Company’s covered officers (including with respect to any role newly deemed to be a covered officer for purposes of Section 102(b)(7) of the DGCL).

The Board believes that amending the Charter to add the authorized liability protection for covered officers, consistent with the protection in the Charter currently afforded our directors (which provides exculpation to the fullest extent permitted by the DGCL, as it exists now or may be amended in the future), is necessary in order to continue to attract and retain experienced and qualified officers, and that failing to adopt the Officer Exculpation Amendment could impact the Company’s recruitment and retention of officer candidates who conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceed the benefits of serving as an officer of the Company. The nature of covered officers’ roles often requires them to make decisions on crucial matters, frequently in response to time-sensitive opportunities and challenges, which can create substantial risk of lawsuits that seek to impose liability with the benefit of hindsight. Aligning, in part, the protections available to the Company’s covered officers with those currently available to its directors would empower such officers to exercise their business judgment in furtherance of stockholder interests, without the potential distractions posed by the risk of personal monetary liability.

Because the Officer Exculpation Amendment would apply only to a narrow class of covered officers, and would still permit, among others, derivative stockholder or Company claims against covered officers, claims involving breaches of the duty of loyalty, acts taken in bad faith, intentional misconduct, knowing violations of the law and/or the receipt of improper personal benefits, the Board believes that the Officer Exculpation Amendment would strike an appropriate balance between the Company’s goals of, on the one hand, promoting management’s accountability to stockholders, and, on the other, attracting and retaining qualified officers. Delaware corporations that fail to adopt officer exculpation provisions may also experience a disproportionate amount of nuisance litigation against officers and increased costs in the form of director and officer liability insurance premiums, as well as the diversion of management’s attention from the business of the corporation while such claims are ongoing. Accordingly, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to amend and restate Section 9.1 of the Charter to read as set forth below under “Complete Text and Effectiveness of the Proposed Amendment,” and to submit the Officer Exculpation Amendment to the stockholders of the Company for approval.

In addition, a vote in favor of either or both of the Corporate Opportunity Amendment (see Proposal 3 above) and/or this Officer Exculpation Amendment is deemed to constitute approval of the filing of a restated certificate of incorporation that, in addition to incorporating the approved amendment(s), (i) updates the references in the Charter to the “Second Amended and Restated Certificate of Incorporation” to refer to the “certificate of incorporation of the Company (as amended and/or restated from time to time),” defined henceforth as the “Certificate” or the “Certificate of Incorporation,” and (ii) eliminates obsolete provisions regarding reclassification of shares in Article IV (clauses (i) and (ii) together, the “clean-up changes”).

Complete Text and Effectiveness of Proposed Amendment

If the Officer Exculpation Amendment is approved by the stockholders at the Annual Meeting, then the title of Article IX and Section 9.1 of the Charter would be amended and restated as follows:

“Article IX
LIABILITY OF DIRECTORS and officers

Section 9.1 No Personal Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer.”

If approved by stockholders at the Annual Meeting, the Officer Exculpation Amendment would become effective upon the filing of a certificate of amendment setting forth the Officer Exculpation Amendment by the Company with the Secretary of State of the State of Delaware promptly following the Annual Meeting. In addition, we intend to file a restated Charter to integrate the Officer Exculpation Amendment (if approved) and the Corporate Opportunity Amendment discussed above (if approved) as well as the clean-up changes (if either or both Proposal 3 and/or this Proposal 4 is approved) into a single document following the filing and effectiveness of the certificate of amendment setting forth any of those amendments that are approved by our stockholders. The Board reserves the right to elect to abandon the Officer Exculpation Amendment, without further action by the stockholders, at any time prior to the effectiveness of the certificate of amendment setting forth the Officer Exculpation Amendment. If the Board were to exercise such discretion, we will publicly disclose that fact, and the Company’s covered officers will not be subject to the foregoing exculpation protections. Neither this Proposal 4 nor Proposal 3 are conditioned on or otherwise require the approval of the other proposal.

The full text of the proposed Officer Exculpation Amendment is attached to this Proxy Statement as Appendix C, in which deletions are indicated by strikeouts and additions are indicated by double underlining.

Vote Required

The affirmative vote of at least 66⅔% of the voting power of the stock outstanding and entitled to vote on the subject matter is required for the approval of the Officer Exculpation Amendment. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” Proposal 4.

Board Recommendation

The Board recommends a vote “FOR” the approval of the Officer Exculpation Amendment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

Urish has served as our independent auditor since November 2021 and has served as auditor of Ambulnz since April 2021. The following table summarizes the audit fees billed and expected to be billed by Urish for the indicated fiscal years and the fees billed by Urish for all other services rendered during the indicated fiscal years.

	Year Ended December 31,
Fee Category	2024	2023
Audit Fees(1)	$1,201,830	$1,049,335
Audit-Related Fees(2)	21,629	75,889
Tax Fees(3)	127,826	651,432
All Other Fees(4)	—	—
Total Fees	$1,351,285	$1,776,656

____________

(1)      Audit fees are the aggregate fees billed or expected to be billed for professional services rendered by Urish for the audit of our annual financial statements for fiscal 2024 and 2023, the review of our quarterly financial statements, the audit of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2022 and services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)      Audit-related fees are the aggregate fees billed or expected to be billed for each of fiscal 2024 and 2023 for assurance and related services by Urish that are reasonably related to the performance of the audit or review of our financial statements, including employee benefit plan audits and acquisition due diligence.

(3)      Tax fees are the fees for professional services rendered by Urish related to tax compliance, tax advice and tax planning, including preparation of tax returns and the transition to a successor tax preparer.

(4)      All other fees are the aggregate fees billed or expected to be billed for each of fiscal 2024 and 2023 for products and services provided by Urish other than those described above. No such fees were billed or are expected to be billed for fiscal 2024 or 2023.

Pre-Approval Policies and Procedures

Our Audit and Compliance Committee has adopted procedures requiring the pre-approval of all audit and non-audit services performed by our independent auditor in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is reviewed, and if necessary modified, at least annually. The Audit and Compliance Committee does not delegate its responsibility to approve services performed by our auditor to any member of management. The Audit and Compliance Committee has delegated authority to the committee chair to pre-approve any audit and non-audit services to be provided to us by our auditor, provided that the fees for such services do not exceed $250,000. Any approval of services by the committee chair pursuant to this delegated authority must be reported to the Audit and Compliance Committee at its next regularly scheduled meeting. All of the services and fees identified in the table above were approved pursuant to the pre-approval policy described in this paragraph.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

The Audit and Compliance Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2024 with the Company’s management and with Urish, the Company’s independent registered public accounting firm. The Audit and Compliance Committee has discussed with Urish the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit and Compliance Committee has also received the written disclosures and the letter from Urish pursuant to applicable PCAOB requirements regarding its communications with the Audit and Compliance Committee concerning independence, and the Audit and Compliance Committee has discussed with Urish its independence. Based on the foregoing, the Audit and Compliance Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

This report is provided by the following directors, who serve on the Audit and Compliance Committee:

Michael Burdiek (Chair)
Stephen K. Klasko, MD
Ira Smedra

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

Our Audit and Compliance Committee has appointed Urish as the Company’s independent registered public accounting firm for the year ending December 31, 2025. Urish has served as our independent auditor since November 2021 and has served as auditor of Ambulnz since April 2021.

The members of the Audit and Compliance Committee and the Board believe that the continued retention of Urish as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders. The Board and the Audit and Compliance Committee value the opinions of our stockholders and consider the selection of such firm to be an important matter of stockholder concern. The selection of Urish is accordingly being submitted for ratification of stockholders as a matter of good corporate practice. If the stockholders fail to ratify this selection, the Board and the Audit and Compliance Committee will consider the outcome of the vote in determining whether to retain this firm. Even if the selection is ratified, our Audit and Compliance Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of our Company and stockholders.

Representatives of Urish are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

Vote Required

The affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for the ratification of the appointment of Urish as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions will have the same effect as a vote “AGAINST” Proposal 5. We do not expect there to be any broker non-votes with respect to Proposal 5; otherwise, they would have no impact on the outcome of this proposal.

Board Recommendation

The Board recommends a vote “FOR” the ratification of the appointment of Urish to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transaction Policy

We have a written policy regarding the review and approval or disapproval by our Audit and Compliance Committee of transactions between us, or any of our subsidiaries, and any related person (defined to include our executive officers, directors or director nominees, any stockholder beneficially owning in excess of 5% of our common stock or securities exchangeable for our common stock, and any immediate family member of any of the foregoing persons) (the “Related Person Transaction Policy”). In reviewing related person transactions, our Audit and Compliance Committee considers all relevant facts and circumstances, including the extent of the related person’s direct or indirect interest in the transaction. Any member of the Audit and Compliance Committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or to vote on the transaction.

Certain related person transactions described below were consummated prior to our adoption of the formal, written policy described above, and, accordingly, the foregoing policies and procedures were not followed with respect to these transactions. However, we believe that the terms obtained and consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm’s-length transactions at such time. Any related person transactions entered into since January 1, 2024 have been pre-approved in accordance with our Related Person Transactions Policy.

Related Person Transactions

Amended and Restated Sponsor Agreement and Sponsor Escrow Agreement

On November 4, 2021, the Company (then known as Motion Acquisition Corp.), Motion Acquisition LLC, a Delaware limited liability company (the “Sponsor”), and Ambulnz entered into an Amended and Restated Sponsor Agreement (the “A&R Sponsor Agreement”), whereby the Sponsor agreed, among other things, to forfeit and defer certain of its shares of our common stock. Pursuant to the A&R Sponsor Agreement, at Closing, the Sponsor forfeited 301,787 shares of our common stock and deferred 162,965 shares of our common stock (the “Additional Earnout Shares”), to be held pursuant to the terms of the Sponsor Escrow Agreement (as defined below).

On November 5, 2021, the Company, the Sponsor and Continental Stock Transfer & Trust Company, as escrow agent, entered into a Sponsor Escrow Agreement (the “Sponsor Escrow Agreement”), whereby, immediately following the Closing, the Sponsor deposited (i) 575,000 shares of our common stock (the “Sponsor Earnout Shares”) and (ii) 162,965 shares of the Additional Earnout Shares into escrow. The Sponsor Escrow Agreement provides that such Sponsor Earnout Shares will either be released to the Sponsor or terminated and canceled by the Company if certain stock price conditions are met or not, as follows: (i) with respect to 287,500 Sponsor Earnout Shares, the closing stock price equals or exceeds $12.50 per share on any twenty (20) trading days in a 30-trading-day period at any time until the third anniversary of the Closing Date, and (ii) with respect to 287,500 Sponsor Earnout Shares, the closing stock price equals or exceeds $15.00 per share on any twenty (20) trading days in a 30-trading-day period at any time until the fifth anniversary of the Closing Date. Additional Earnout Shares will be released to the Sponsor or terminated and cancelled by the Company if certain price conditions are met or not, as follows: (i) 25% of the Additional Earnout Shares if the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the Closing Date and by the first anniversary of the Closing Date; (ii) an additional 25% of the Additional Earnout Shares if the closing price of the Company’s common stock equals or exceeds $15.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the Closing Date and by the third anniversary of the Closing Date; (iii) an additional 25% of the Additional Earnout Shares if the closing price of our common stock equals or exceeds $18.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the Closing Date and by the third anniversary of the Closing Date; and (iv) the remaining 25% of the Additional Earnout Shares if the closing price of our common stock equals or exceeds $21.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the Closing Date and by the fifth anniversary of the Closing Date.

On July 27, 2022, the Sponsor made a pro rata distribution to its members and interest holders of all of its (i) shares of our common stock and (ii) warrants to purchase our common stock that it purchased simultaneously with the closing of our initial public offering (“Private Warrants”). As part of this distribution, (i) Travers Holdings LLC (“Travers Holdings”), a member and interest holder of the Sponsor controlled by Company director James M. Travers and his wife, received 424,140 shares of our common stock and 443,432 Private Warrants and (ii) Company director Michael Burdiek, a member and interest holder of Sponsor, received 415,537 shares of our common stock and 434,437 Private Warrants. In connection with such distribution, each of Travers Holdings, Mr. Burdiek and certain of the other interest holders and members of Sponsor entered into joinders to the Sponsor Escrow Agreement and A&R Sponsor Agreement, whereby, among other things, the recipients of the Sponsor Earnout Shares and the Additional Earnout Shares agreed to the forfeiture provisions with respect to such shares as set forth above. At the time of the execution of the joinders, Travers Holdings held 100,648 Sponsor Earnout Shares and 28,524 Additional Earnout Shares and Mr. Burdiek held 98,606 Sponsor Earnout Shares and 27,946 Additional Earnout Shares.

On November 5, 2022, the first anniversary of the Closing Date, pursuant to the terms of the Sponsor Escrow Agreement, parties to the Sponsor Escrow Agreement forfeited 40,199 Additional Earnout Shares for no consideration, inclusive of the 7,131 and 6,986 Additional Earnout Shares held by Travers Holdings and Mr. Burdiek, respectively.

Amended and Restated Registration Rights Agreement

Immediately prior to the Closing, the Company, the Sponsor and certain Ambulnz equityholders entered into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). Pursuant to the A&R Registration Rights Agreement, we agreed to register shares of our common stock and the Private Warrants for resale under the Securities Act after the lapse or expiration of any transfer restrictions, lock-up or escrow provisions which may apply to the registrable securities held by Sponsor and those certain Ambulnz equityholders (including those shares of our common stock issuable upon exercise of those certain options of Ambulnz which were converted at the Closing into options of the Company to acquire shares of our common stock). Other Company stockholders may have piggyback registration rights, and may also participate in any such registration, subject to customary cutbacks in an underwritten offering. Certain shares and warrants held by the Sponsor and certain Ambulnz equityholders have been registered pursuant to a registration statement filed with the SEC.

CERTAIN INFORMATION ABOUT OUR COMMON STOCK

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise provided below, the following table presents information regarding beneficial ownership of our common stock as of April 4, 2025 by:

•        each stockholder or group of stockholders known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•        each of our directors and nominees;

•        each of our NEOs; and

•        all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and thus represents voting or investment power with respect to our securities. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after the date of this table. To our knowledge and subject to applicable community property rules, and except as otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned.

The percentage ownership information shown in the column titled “Percentage of Shares Beneficially Owned” in the table below is based on 99,941,748 shares of our common stock outstanding as of the date of this table. Unless otherwise indicated, the address of each individual listed in this table is the Company’s address set forth on the first page of this Proxy Statement.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% Holders
Entities affiliated with BlackRock, Inc.(1)	6,507,898	6.5%
Deerfield Mgmt, L.P. and its affiliates(2)	5,051,500	5.1%
Stan Vashovsky(3)	5,919,998	5.9%
Named Executive Officers and Directors
Lee Bienstock(4)	967,287	1.0%
Norman Rosenberg(5)	1,084,503	1.1%
Stephen Sugrue(6)	252,274	*
Ely D. Tendler(7)	171,216	*
Stephen K. Klasko, MD	—	—
Michael Burdiek(8)	660,803	*
Vina Leite(9)	70,728	*
Ira Smedra(10)	135,242	*
James M. Travers(11)	526,270	*
All current directors and executive officers as a group (9 persons)(12)	3,868,323	3.8%

____________

*        Represents beneficial ownership of less than one percent.

(1)      Based solely on the Schedule 13G/A filed with the SEC on January 29, 2024, BlackRock, Inc. holds sole voting power over 6,399,492 shares and sole dispositive power over 6,507,898 shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(2)      Based solely on the Schedule 13G/A filed with the SEC on February 13, 2025, Deerfield Mgmt, L.P., Deerfield Management Company, L.P., Deerfield Partners, L.P. and James E. Flynn (collectively, the “Deerfield Group”) share voting and dispositive power over 5,051,500 shares. The address of the Deerfield Group is 345 Park Avenue South, 12th Floor, New York, New York 10010.

(3)      Based solely on the Schedule 13D/A filed with the SEC on November 29, 2024 and Company records, Mr. Vashovsky holds sole voting and dispositive power over (i) 5,155,799 shares of common stock and (ii) 764,199 shares of common stock underlying stock options that are exercisable as of the date of this table.

(4)      Consists of (i) 398,876 shares of common stock, (ii) 30,488 RSUs vesting within 60 days of the date of this table and (iii) 537,923 shares of common stock underlying stock options that are exercisable as of the date of this table or will become exercisable within 60 days of such date.

(5)      Consists of (i) 200,223 shares of common stock and (ii) 884,280 shares of common stock underlying stock options that are exercisable as of the date of this table or will become exercisable within 60 days of such date.

(6)      Consists of (i) 97,729 shares of common stock and (ii) 154,545 shares of common stock underlying stock options that are exercisable as of the date of this table.

(7)      Consists of (i) 67,171 shares of common stock and (ii) 104,045 shares of common stock underlying stock options that are exercisable as of the date of this table.

(8)      Consists of (i) 581,595 shares of common stock and (ii) 79,208 shares of common stock underlying stock options that are exercisable as of the date of this table.

(9)      Consists of (i) 16,446 shares of common stock and (ii) 54,282 shares of common stock underlying stock options that are exercisable as of the date of this table.

(10)    Consists of (i) 56,034 shares of common stock and (ii) 79,028 shares of common stock underlying stock options that are exercisable as of the date of this table.

(11)    Consists of (i) 391,028 shares of common stock held by Travers Holdings, (ii) 56,034 shares of common stock held by Mr. Travers and (iii) 79,028 shares of common stock underlying stock options held by Mr. Travers that are exercisable as of the date of this table. Mr. Travers and Susan D. Travers are the managers of Travers Holdings and have shared voting and dispositive power over the securities held by Travers Holdings. Mr. Travers and Mrs. Travers each disclaim beneficial ownership of the securities held by Travers Holdings except to the extent of any pecuniary interest therein.

(12)    Consists of (i) 1,865,136 shares of common stock, (ii) 30,488 RSUs vesting within 60 days of the date of this table and (iii) 1,972,699 shares of common stock underlying stock options that are exercisable as of the date of this table or will become exercisable within 60 days after such date.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

1.      What is the purpose of these Proxy Materials?

We are making these Proxy Materials available to you in connection with the solicitation of proxies by our Board for use at the Annual Meeting to be held virtually on June 17, 2025 at 12:00 p.m. Eastern Time, or at any other time following adjournment or postponement thereof. You are invited to participate in the Annual Meeting and to vote on the proposals described in this Proxy Statement. The Proxy Materials are first being made available to our stockholders on or about April 24, 2025.

2.      Why did I receive a Notice of Internet Availability?

Pursuant to SEC rules, we are furnishing the Proxy Materials to our stockholders primarily via the Internet instead of mailing printed copies. This process allows us to expedite our stockholders’ receipt of Proxy Materials, lower the costs of printing and mailing the Proxy Materials and reduce the environmental impact of our Annual Meeting. If you have received a Notice, you will not receive a printed copy of the Proxy Materials unless you request one. The Notice provides instructions on how to access the Proxy Materials for the Annual Meeting via the Internet, how to request a printed set of Proxy Materials and how to vote your shares.

3.      Why is the Company holding a virtual annual meeting?

We have adopted a virtual meeting format for the Annual Meeting to provide a consistent experience to all stockholders regardless of geographic location. We believe this expands stockholder access, improves communications and lowers our costs while reducing the environmental impact of the meeting. In structuring our virtual Annual Meeting, our goal is to enhance rather than constrain stockholder participation in the meeting, and we have designed the meeting to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting. Stockholders of record will be able to submit questions online during the meeting. Questions must comply with the meeting rules of conduct; the rules of conduct will be posted on the virtual meeting website.

4.      Who can vote?

Only stockholders of record at the close of business on April 21, 2025, the Record Date, are entitled to notice of the Annual Meeting and to vote on the proposals described in this Proxy Statement. At the close of business on the Record Date, 99,104,331 shares of our common stock were issued and outstanding.

5.      What is the difference between holding shares as a registered stockholder and as a beneficial owner?

Registered Stockholder: Shares Registered in Your Name

If your shares of common stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered to be, with respect to those shares of common stock, the registered stockholder, and the Notice and/or these Proxy Materials are being sent directly to you by us.

Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary, Custodian or Another Nominee

If your shares of common stock are held by a broker, fiduciary, custodian or another nominee, you are considered the beneficial owner of shares of common stock held in “street name,” and the Notice and/or these Proxy Materials are being forwarded to you from that broker, fiduciary, custodian or another nominee.

6.      How can I participate in the virtual Annual Meeting?

Stockholders of record as of the close of business on the Record Date are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote and ask questions, stockholders of record should go to the meeting website at www.virtualshareholdermeeting.com/DCGO2025, enter the 16-digit control number found on your proxy card or Notice, and follow the instructions on the website. If your shares are held in street name and your voting instruction form or Notice indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.

We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

The meeting webcast will begin promptly at 12:00 p.m. Eastern Time. Online check-in will begin approximately 15 minutes before then, and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the number listed on the meeting website for technical support. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the Annual Meeting’s website.

7.      What am I voting on?

The proposals to be voted on at the Annual Meeting are as follows:

(1)    Election of three Class I director nominees named in this Proxy Statement to serve until the 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier resignation, death, disqualification or removal (“Proposal 1”);

(2)    Non-binding, advisory vote to approve the compensation of our NEOs (“Proposal 2”);

(3)    Approval of an amendment to the Charter regarding the waiver of corporate opportunities (“Proposal 3”);

(4)    Approval of an amendment to the Charter to limit the liability of certain officers as permitted by Delaware law (“Proposal 4”); and

(5)    Ratification of the appointment of Urish as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (“Proposal 5”).

8.      How does the Board recommend that I vote?

The Board recommends that you vote your shares “FOR ALL” director nominees named in Proposal 1, “FOR” the non-binding, advisory vote to approve the compensation of our NEOs in Proposal 2, “FOR” the Corporate Opportunity Amendment in Proposal 3, “FOR” the Officer Exculpation Amendment in Proposal 4 and “FOR” the ratification of the appointment of Urish as our independent registered public accounting firm for the year ending December 31, 2025 in Proposal 5.

9.      How many votes do I have?

Each share of common stock is entitled to one vote on each proposal to be voted on at the Annual Meeting.

10.    What does it mean if I receive more than one set of Proxy Materials?

If you receive more than one set of Proxy Materials, your shares may be registered in more than one name or held in different accounts. Please cast your vote with respect to each set of Proxy Materials that you receive to ensure that all of your shares are voted.

11.    How do I vote?

Even if you plan to attend the Annual Meeting, we recommend that you also submit your vote as early as possible in advance so that your vote will be counted if you later decide not to, or are unable to, virtually attend the Annual Meeting.

Registered Stockholder: Shares Registered in Your Name

If you are the registered stockholder, you may vote your shares online during the virtual Annual Meeting (see “How Can I Participate in the Virtual Annual Meeting?” above) or by proxy in advance of the Annual Meeting by Internet (at www.proxyvote.com), by telephone (at 1-800-690-6903) in accordance with instructions on your proxy card or, if you requested paper copies of the Proxy Materials, by completing and mailing a proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary, Custodian or Another Nominee

If you are the beneficial owner, you may vote your shares online during the virtual Annual Meeting (see “How can I participate in the virtual Annual Meeting?” above) or you may direct your broker, fiduciary, custodian or another nominee how to vote in advance of the Annual Meeting by following the instructions they provide.

12.    What happens if I do not vote?

Registered Stockholder: Shares Registered in Your Name

If you are the registered stockholder and do not vote in one of the ways described above, your shares will not be voted at the Annual Meeting and will not be counted toward the quorum requirement.

Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary, Custodian or Another Nominee

If you are the beneficial owner and do not direct your broker, fiduciary, custodian or another nominee how to vote your shares, your broker, fiduciary or custodian will only be able to vote your shares with respect to proposals considered to be “routine.” Your broker, fiduciary, custodian or another nominee is not entitled to vote your shares with respect to “non-routine” proposals. In the latter case, we will have what we refer to as a “broker non-vote.” Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, fiduciary, custodian or another nominee how to vote your shares to ensure that your vote is counted.

13.    What if I sign and return a proxy card or otherwise vote but do not indicate specific choices?

Registered Stockholder: Shares Registered in Your Name

The shares represented by each signed and returned proxy will be voted at the Annual Meeting by the persons named as proxies in the proxy card in accordance with the instructions indicated on the proxy card. However, if you are the registered stockholder and sign and return your proxy card without giving specific instructions, the persons named as proxies in the proxy card will vote your shares in accordance with the recommendations of the Board.

Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary, Custodian or Another Nominee

If you are the beneficial owner and sign and return your voting instruction form without giving specific instructions, your broker, fiduciary, custodian or another nominee will only be able (but is not going to be required) to vote your shares with respect to proposals considered to be “routine.” As mentioned above, your broker, fiduciary, custodian or another nominee is not entitled to vote your shares with respect to “non-routine” proposals, resulting in broker non-votes with respect to such proposals.

14.    Can I change my vote after I submit my proxy?

Registered Stockholder: Shares Registered in Your Name

If you are the registered stockholder, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:

(1)    You may complete and submit a new proxy card, but it must bear a later date than the original proxy card;

(2)    You may submit new proxy instructions via telephone or the Internet;

(3)    You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 685 Third Avenue, 9th Floor, New York, New York 10017; or

(4)    You may vote by attending the Annual Meeting virtually. However, your virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.

Your last submitted vote is the one that will be counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary, Custodian or Another Nominee

If you are the beneficial owner, you must follow the instructions you receive from your broker, fiduciary, custodian or another nominee with respect to changing your vote.

15.    What is the quorum requirement?

The holders of a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting must be present at the Annual Meeting, either virtually or represented by proxy, to constitute a quorum. A quorum is required to transact business at the Annual Meeting.

Your shares will be counted toward the quorum only if you submit a valid proxy (or a valid proxy is submitted on your behalf by your broker, fiduciary, custodian or another nominee) or if you attend the Annual Meeting virtually and vote. Abstentions and broker non-votes, if any, will be counted toward the quorum requirement. If there is no quorum, the chair of the Annual Meeting or the holders of a majority of shares of common stock virtually present at the Annual Meeting, either personally or by proxy, may adjourn the Annual Meeting to another time or date.

16.    How many votes are required to approve each proposal and how are votes counted?

Votes will be counted by Broadridge Financial Solutions, the Inspector of Elections appointed for the Annual Meeting.

Proposal 1: Election of Directors

A nominee will be elected as a director at the Annual Meeting if the nominee receives a plurality of the votes cast “FOR” his or her election. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Broker non-votes, if any, and votes that are withheld will not be counted as votes cast on Proposal 1 and will have no effect on the outcome of the election. Stockholders do not have cumulative voting rights for the election of directors.

Proposal 2: Non-binding, Advisory Vote to Approve NEO Compensation

The affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for the approval, on a non-binding, advisory basis, the compensation of our NEOs. Abstentions will have the same effect as a vote “AGAINST”, and broker non-votes, if any, will have no effect on Proposal 2.

Proposal 3: Approval of the Corporate Opportunity Amendment

The affirmative vote of at least 66⅔% of the voting power of the stock outstanding and entitled to vote on the subject matter is required for the approval of the Corporate Opportunity Amendment. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” Proposal 3.

Proposal 4: Approval of the Officer Exculpation Amendment

The affirmative vote of at least 66⅔% of the voting power of the stock outstanding and entitled to vote on the subject matter is required for the approval of the Officer Exculpation Amendment. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” Proposal 4.

Proposal 5: Ratification of Independent Auditor Appointment

The affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for the ratification of the appointment of Urish as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions will have the same effect as a vote “AGAINST” Proposal 5. We do not expect there to be any broker non-votes with respect to Proposal 5; otherwise, they would have no impact on the outcome of this proposal.

17.    What if another matter is properly brought before the Annual Meeting?

As of the date of filing this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the proxy card to vote on such matters in accordance with their best judgment.

18.    Who is paying for this proxy solicitation, and how are proxies solicited?

We will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing and mailing of the Proxy Materials. We may also reimburse brokers, fiduciaries or custodians for the cost of forwarding Proxy Materials to beneficial owners of shares of common stock held in “street name.” Proxies may be solicited on our behalf by our directors, officers and other selected Company employees telephonically, electronically or by other means of communication, and by Morrow Sodali LLC (“Morrow Sodali”), whom we have hired to assist in the solicitation of proxies. Morrow Sodali will receive a fee of $12,000, plus reasonable out-of-pocket costs and expenses, for its services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable out-of-pocket expenses incurred in sending the materials to beneficial owners.

Our employees, officers and directors may solicit proxies in person or via telephone or the Internet. We will not pay additional compensation for any of these services.

If you have questions about how to vote, you may contact Morrow Sodali at:

Morrow Sodali
333 Ludlow Street, Fifth Floor
South Tower
Stamford, Connecticut 06902
Tel: 800-662-5200
Banks and brokers call: 203-658-9400
Email: dcgo.info@investor.morrowsodali.com

19.    How can I view the list of stockholders?

During the ten days prior to the Annual Meeting, a list of stockholders of record will be available during ordinary business hours at our principal executive offices located at 685 Third Avenue, 9th Floor, New York, New York 10017.

20.    How can I find out the voting results?

Final voting results will be disclosed in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

OTHER MATTERS

Stockholder Proposals and Director Nominations for Next Year’s Annual Meeting

Pursuant to Rule 14a-8 of the Exchange Act, stockholders who wish to submit proposals for inclusion in the proxy statement for the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) must send such proposals to our Corporate Secretary at the address set forth on the first page of this Proxy Statement. Such proposals must be received by us as of the close of business (6:00 p.m. Eastern Time) on December 25, 2025 and must comply with Rule 14a-8 of the Exchange Act. Such proposals may or may not be included in the proxy statement.

As set forth in our Bylaws, if a stockholder intends to make a nomination for director election or present a proposal for other business (other than pursuant to Rule 14a-8 of the Exchange Act) at the 2026 Annual Meeting, the stockholder’s notice must be received by our Corporate Secretary at the address set forth on the first page of this Proxy Statement no earlier than the 120th day and no later than the 90th day before the anniversary of the last annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the first public announcement of the date of such annual meeting by the Company. Therefore, unless the 2026 Annual Meeting is more than 30 days before or more than 60 days after the anniversary of the Annual Meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by our Corporate Secretary no earlier than February 17, 2026 and no later than the close of business (6:00 p.m. Eastern Time) on March 19, 2026. Any such director nomination or stockholder proposal must be a proper matter for stockholder action and must comply with the terms and conditions set forth in our Bylaws (which includes information required under Rule 14a-19). If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.

Delivery of Documents to Stockholders Sharing an Address

A number of brokerage firms have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders who have the same address and do not participate in electronic delivery of Proxy Materials will receive only one copy of the Proxy Materials, including this Proxy Statement, the Notice and the Annual Report, until such time as one or more of these stockholders notifies us that they wish to receive individual copies. This procedure helps to reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. If you received a “householding” mailing this year and would like to have additional copies of the Proxy Materials mailed to you, please send a written request to our Corporate Secretary at 685 Third Avenue, 9th Floor, New York, New York 10017, or call (844) 443-6246, and we will promptly deliver the Proxy Materials to you. Please contact your broker if you received multiple copies of the Proxy Materials and would prefer to receive a single copy in the future, or if you would like to opt out of “householding” for future mailings.

Availability of Additional Information

We will provide, free of charge, a copy of our Annual Report for the year ended December 31, 2024, including exhibits, on the written or oral request of any stockholder of the Company. Please send a written request to our Corporate Secretary at the address set forth on the first page of this Proxy Statement or call the number above.

APPENDIX A: NON-GAAP FINANCIAL INFORMATION

In this Proxy Statement, we report adjusted Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“adjusted EBITDA”), which is not required by, or presented in accordance with, United States generally accepted accounting principles (“GAAP”). Please be aware that this non-GAAP measure has limitations and should not be considered in isolation or as a substitute for net income or any other comparable operating measure prescribed by GAAP. In addition, while many companies use adjusted EBITDA as a performance measure, not all companies use identical calculations for determining adjusted EBITDA. As such, the Company’s presentation of adjusted EBITDA might not be comparable to similarly titled measures of other companies.

Adjusted EBITDA is considered a non-GAAP financial measure under SEC rules because it excludes certain amounts included in net income (loss) calculated in accordance with GAAP. Specifically, adjusted EBITDA is arrived at by taking reported GAAP net income and adding back the following items: net interest expense (income), provision for (benefit from) income taxes, depreciation and amortization, other (income) expense, non-cash equity-based compensation and certain other non-recurring expenses consisting of certain one-time legal settlements and certain other one-time expenses incurred in connection with acquisitions and other corporate activities, beyond those that are typically incurred.

The Company’s management believes that its adjusted EBITDA measure is useful in evaluating its operating performance, as the calculation of this measure generally eliminates the effect of financing and income taxes and the accounting effects of capital spending and acquisitions, as well as other items of a non-recurring and/or non-cash nature. Adjusted EBITDA is not intended to be a measure of GAAP cash flow, as this measure does not consider certain cash-based expenses, such as payments for taxes or debt service.

Management believes that using adjusted EBITDA in conjunction with GAAP measures such as net income assists investors in getting a more complete picture of the Company’s financial results and operations, affording them with a more complete view of what management considers to be the Company’s core operating performance as well as offering the ability to assess such performance as compared with that of prior periods and management’s public guidance.

The table below reflects the reconciliation of net income to adjusted EBITDA for the year ended December 31, 2024 (in millions):

Fiscal Year Ended December 31, 2024
Net income (GAAP)	$13.4
(+) Net interest expense (income)	$1.9
(+) Income tax	$14.4
(+) Depreciation & amortization	$15.9
(+) Other (income) expense	$(1.0)
EBITDA	$44.6
(+) Non-cash stock compensation	$13.6
(+) Other non-recurring expenses	$2.1
Adjusted EBITDA	$60.3

APPENDIX B: TEXT OF THE CORPORATE OPPORTUNITY AMENDMENT

Section 10.1 Corporate Opportunities. To the maximum extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its ~~officers or directors,~~directors who are not also officers of the Corporation (“Outside Directors”) or any of their respective affiliates~~, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate or in the future~~ with respect to Specified Opportunities, and the Corporation renounces ~~any~~ on behalf of itself and its controlled affiliates any interest or expectancy in (i) Specified Opportunities or (ii) that any of the ~~directors or officers of the Corporation~~Outside Directors will offer ~~any such corporate opportunity of which he or she may become aware~~ to the Corporation~~, except, the doctrine of corporate opportunity shall apply with respect to any of the directors~~ any Specified Opportunities of which such Outside Director becomes aware. For this purpose, a “Specified Opportunity” is an investment or business opportunity or activity or potential transaction or ~~officers~~matter, including without limitation those that might be the same as or similar to the Corporation’s business or activities or the business or activities of any controlled affiliates of the Corporation that: (i) if the relevant Outside Director offered to the Corporation, he or she would breach a fiduciary duty or contractual obligation he or she may then owe to an entity other than the Corporation and its controlled affiliates and (ii) is not offered in writing to such Outside Director solely in his or her capacity as such.

APPENDIX C: TEXT OF THE OFFICER EXCULPATION AMENDMENT

ARTICLE IX
LIABILITY OF DIRECTORS AND OFFICERS

Section 9.1 No Personal Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer.

DOCGO INC. 685 THIRD AVENUE, 9TH FLOOR NEW YORK, NY 10017 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DCGO2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V64589-P29406 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DOCGO INC. The Board of Directors recommends you vote FOR the following nominees: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Class I Nominees: 01) Lee Bienstock 02) Ira Smedra 03) Ely D. Tendler The Board of Directors recommends you vote FOR the following proposal: 2. To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers. The Board of Directors recommends you vote FOR the following proposal: 3. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation regarding the waiver of corporate opportunities. The Board of Directors recommends you vote FOR the following proposal: 4. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law. The Board of Directors recommends you vote FOR the following proposal: 5. Ratification of the appointment of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V64590-P29406 DOCGO INC. Annual Meeting of Stockholders June 17, 2025 12:00 PM ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Lee Bienstock, Norman Rosenberg and Andre Oberholzer, or any of them, as proxies and attorneys-in-fact, each with the power to act alone and with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote as designated on the reverse side of this form, all of the shares of common stock of DOCGO INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM ET on June 17, 2025, live via the Internet at www.virtualshareholdermeeting.com/DCGO2025 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, but the card is signed, this proxy will be voted in accordance with the Board of Directors’ recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made or for the election of a substitute nominee to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve). Continued and to be signed on reverse side